UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-21563

Investment Company Act File Number

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number, Including Area Code)

October 31

Date of Fiscal Year End

January 31, 2013

Date of Reporting Period

Item 1. Schedule of Investments

Eaton Vance

Short Duration Diversified Income Fund

January 31, 2013

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)

Senior Floating-Rate Interests — 47.5%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value
Aerospace and Defense — 0.6%
Booz Allen Hamilton Inc.
Term Loan, 4.50%, Maturing July 31, 2019	175	$177,072
DAE Aviation Holdings, Inc.
Term Loan, 6.25%, Maturing October 29, 2018	137	140,187
Term Loan, 6.25%, Maturing November 2, 2018	62	63,552
Sequa Corporation
Term Loan, 5.25%, Maturing June 19, 2017	325	330,417
Silver II US Holdings, LLC
Term Loan, 5.00%, Maturing December 13, 2019	400	404,900
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015	295	296,359
Transdigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017	198	200,896
Term Loan, 4.00%, Maturing February 14, 2017	441	445,741

		$2,059,124

Air Transport — 0.2%
Orbitz Worldwide Inc.
Term Loan, 3.20%, Maturing July 25, 2014	712	$705,790

		$705,790

Automotive — 2.2%
Allison Transmission, Inc.
Term Loan, 2.71%, Maturing August 7, 2014	168	$169,089
Term Loan, 4.25%, Maturing August 23, 2019	523	530,230
Autoparts Holdings Limited
Term Loan, 6.50%, Maturing July 28, 2017	297	301,076
Chrysler Group LLC
Term Loan, 6.00%, Maturing May 24, 2017	1,380	1,412,495
Delphi Corporation
Term Loan, 3.50%, Maturing March 31, 2017	366	370,048
Federal-Mogul Corporation
Term Loan, 2.15%, Maturing December 29, 2014	927	882,389
Term Loan, 2.14%, Maturing December 28, 2015	547	521,016
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	1,150	1,166,835
HHI Holdings LLC
Term Loan, 6.00%, Maturing October 3, 2018	400	408,250
Metaldyne Company LLC
Term Loan, 6.00%, Maturing December 18, 2018	275	279,469
SRAM, LLC
Term Loan, 4.76%, Maturing June 7, 2018	194	196,243
Tomkins LLC
Term Loan, 3.75%, Maturing September 29, 2016	303	306,087
TriMas Corporation
Term Loan, 3.75%, Maturing October 10, 2019	175	174,999

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value
Veyance Technologies, Inc.
Term Loan, 2.46%, Maturing July 31, 2014	83	$82,605
Term Loan, 2.46%, Maturing July 31, 2014	580	576,717
Term Loan - Second Lien, 5.96%, Maturing July 31, 2015	200	196,875

		$7,574,423

Brokers, Dealers and Investment Houses — 0.0%(2)
Clipper Acquisitions Corp.
Term Loan, Maturing December 20, 2019(3)	100	$101,375

		$101,375

Building and Development — 0.2%
Preferred Proppants, LLC
Term Loan, 7.50%, Maturing December 15, 2016	124	$112,613
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016	395	396,808

		$509,421

Business Equipment and Services — 4.0%
ACCO Brands Corporation
Term Loan, 4.25%, Maturing April 30, 2019	73	$73,610
Acosta, Inc.
Term Loan, 5.00%, Maturing March 2, 2018	369	374,856
Acxiom Corporation
Term Loan, 3.29%, Maturing March 15, 2015	252	254,293
Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017	368	371,726
Affinion Group, Inc.
Term Loan, 6.50%, Maturing July 16, 2015	523	501,180
Altegrity, Inc.
Term Loan, 2.95%, Maturing February 21, 2015	365	350,249
Altisource Solutions S.a.r.l.
Term Loan, 5.75%, Maturing November 27, 2019	150	152,813
Audio Visual Services Group, Inc.
Term Loan, 6.75%, Maturing November 9, 2018	224	224,157
Brand Energy & Infrastructure Services, Inc.
Term Loan, 5.75%, Maturing October 16, 2016	34	34,188
Term Loan, 6.25%, Maturing October 16, 2018	141	140,894
Brickman Group Holdings Inc.
Term Loan, 5.50%, Maturing October 14, 2016	289	293,734
ClientLogic Corporation
Term Loan, 7.06%, Maturing January 30, 2017	165	161,818
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	100	100,623
Education Management LLC
Term Loan, 4.31%, Maturing June 1, 2016	248	206,641
Term Loan, 8.25%, Maturing March 29, 2018	372	323,445
EIG Investors Corp.
Term Loan, 6.25%, Maturing November 8, 2019	400	404,000
Expert Global Solutions, Inc.
Term Loan, 8.00%, Maturing April 3, 2018	346	349,853
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 6.75%, Maturing January 31, 2019	124	125,381
Genpact International, Inc.
Term Loan, 4.25%, Maturing August 30, 2019	324	329,050

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value
Go Daddy Operating Company, LLC
Term Loan, 5.50%, Maturing December 17, 2018		520	$522,536
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 31, 2019		150	151,875
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017		566	574,514
Kronos Incorporated
Term Loan, 5.50%, Maturing October 25, 2019		300	303,250
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		175	178,208
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		414	412,483
Mitchell International, Inc.
Term Loan, 2.31%, Maturing March 28, 2014		177	176,502
Monitronics International Inc.
Term Loan, 5.50%, Maturing March 23, 2018		149	150,736
Quintiles Transnational Corp.
Term Loan, 4.50%, Maturing June 8, 2018		837	849,111
Renaissance Learning, Inc.
Term Loan, 5.75%, Maturing November 13, 2018		125	126,246
Sabre, Inc.
Term Loan, 2.20%, Maturing September 30, 2014		314	314,448
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		123	123,478
SunGard Data Systems, Inc.
Term Loan, 3.86%, Maturing February 26, 2016		1,598	1,615,925
Term Loan, 3.96%, Maturing February 28, 2017		57	57,181
Trans Union, LLC
Term Loan, 5.50%, Maturing February 12, 2018		982	996,928
Travelport LLC
Term Loan, 4.88%, Maturing August 21, 2015	EUR	370	476,425
West Corporation
Term Loan, 5.50%, Maturing July 15, 2016		336	341,259
Term Loan, 5.50%, Maturing July 15, 2016		955	969,666
Term Loan, 5.75%, Maturing June 29, 2018		224	227,513

			$13,340,795

Cable and Satellite Television — 2.0%
Atlantic Broadband Finance, LLC
Term Loan, 4.50%, Maturing November 29, 2019		150	$151,869
BBHI Acquisition LLC
Term Loan, 4.50%, Maturing December 14, 2017		221	222,814
Cequel Communications, LLC
Term Loan, 4.00%, Maturing February 14, 2019		794	802,366
Charter Communications Operating, LLC
Term Loan, 4.00%, Maturing May 15, 2019		496	504,128
CSC Holdings, Inc.
Term Loan, 1.95%, Maturing March 29, 2016		1,429	1,439,691
Lavena Holdings 4 GmbH
Term Loan, 2.62%, Maturing March 6, 2015	EUR	56	74,187
Term Loan, 3.00%, Maturing March 4, 2016	EUR	56	74,187
MCC Iowa LLC
Term Loan, 1.93%, Maturing January 30, 2015		1,409	1,413,464
UPC Broadband Holding B.V.
Term Loan, 3.86%, Maturing December 31, 2016	EUR	1,394	1,903,278

			$6,585,984

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value
Chemicals and Plastics — 1.7%
Ashland, Inc.
Term Loan, 3.75%, Maturing August 23, 2018		295	$298,931
AZ Chem US Inc.
Term Loan, 7.25%, Maturing December 22, 2017		196	200,102
Celanese U.S. Holdings LLC
Term Loan, 3.06%, Maturing October 31, 2016		256	258,857
Huntsman International, LLC
Term Loan, 2.75%, Maturing April 19, 2017		1,516	1,521,772
Ineos US Finance LLC
Term Loan, 6.50%, Maturing May 4, 2018		1,191	1,220,027
MacDermid, Inc.
Term Loan, 2.31%, Maturing April 11, 2014	EUR	300	406,671
PQ Corporation
Term Loan, 5.25%, Maturing May 8, 2017		225	228,328
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing February 8, 2018		32	32,350
Term Loan, 4.25%, Maturing February 8, 2018		117	118,538
U.S. Coatings Acquisition Inc.
Term Loan, Maturing February 3, 2020(3)		550	559,165
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		789	797,270

			$5,642,011

Clothing/Textiles — 0.1%
Ascena Retail Group, Inc.
Term Loan, 4.75%, Maturing June 14, 2018		116	$117,590
Wolverine Worldwide, Inc.
Term Loan, 4.00%, Maturing July 31, 2019		85	86,551

			$204,141

Conglomerates — 1.3%
Jarden Corporation
Term Loan, 3.20%, Maturing March 30, 2018		520	$524,458
Rexnord LLC
Term Loan, 4.50%, Maturing April 2, 2018		965	976,610
RGIS Services, LLC
Term Loan, 4.56%, Maturing October 18, 2016		750	755,689
Term Loan, 5.50%, Maturing October 18, 2017		273	277,373
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018		297	299,475
Spectrum Brands, Inc.
Term Loan, 4.50%, Maturing December 17, 2019		650	658,085
Walter Energy, Inc.
Term Loan, 5.75%, Maturing April 2, 2018		785	793,648

			$4,285,338

Containers and Glass Products — 0.8%
Berry Plastics Holding Corporation
Term Loan, 2.20%, Maturing April 3, 2015		763	$764,483
BWAY Corporation
Term Loan, 4.50%, Maturing August 7, 2017		500	506,875

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018	249	$249,372
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 28, 2018	798	810,718
TricorBraun, Inc.
Term Loan, 5.50%, Maturing May 3, 2018	423	427,985

		$2,759,433

Cosmetics/Toiletries — 0.2%
Bausch & Lomb, Inc.
Term Loan, 5.25%, Maturing May 17, 2019	597	$604,836

		$604,836

Drugs — 0.4%
Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017	247	$250,362
Term Loan, 5.50%, Maturing February 10, 2017	248	251,330
Par Pharmaceutical Companies, Inc.
Term Loan, 5.00%, Maturing September 30, 2019	224	227,734
Warner Chilcott Company, LLC
Term Loan, 4.25%, Maturing March 15, 2018	86	86,857
Warner Chilcott Corporation
Term Loan, 4.25%, Maturing March 15, 2018	105	106,694
Term Loan, 4.25%, Maturing March 15, 2018	278	280,944
WC Luxco S.a.r.l.
Term Loan, 4.25%, Maturing March 15, 2018	191	193,149

		$1,397,070

Ecological Services and Equipment — 0.1%
ADS Waste Holdings, Inc.
Term Loan, 5.25%, Maturing October 9, 2019	400	$404,500

		$404,500

Electronics/Electrical — 3.7%
Aeroflex Incorporated
Term Loan, Maturing May 9, 2018(3)	500	$507,188
Aspect Software, Inc.
Term Loan, 7.00%, Maturing May 6, 2016	310	314,001
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	566	573,682
CommScope, Inc.
Term Loan, 4.25%, Maturing January 12, 2018	1,931	1,954,191
CompuCom Systems, Inc.
Term Loan, 6.50%, Maturing October 4, 2018	150	151,812
Dealer Computer Services, Inc.
Term Loan, 3.75%, Maturing April 20, 2018	276	278,423
DG FastChannel, Inc.
Term Loan, 5.75%, Maturing July 26, 2018	280	271,788
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018	517	522,296
Edwards (Cayman Islands II) Limited
Term Loan, 5.50%, Maturing May 31, 2016	187	187,913
Freescale Semiconductor, Inc.
Term Loan, 4.46%, Maturing December 1, 2016	433	434,408
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018	896	909,834

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value
Magic Newco LLC
Term Loan, 7.25%, Maturing December 12, 2018	274	$279,284
Microsemi Corporation
Term Loan, 4.00%, Maturing February 2, 2018	268	270,554
NXP B.V.
Term Loan, 4.50%, Maturing March 3, 2017	540	549,156
Term Loan, 5.50%, Maturing March 3, 2017	198	201,882
Term Loan, 5.25%, Maturing March 19, 2019	298	302,030
Term Loan, 4.75%, Maturing January 11, 2020	175	177,570
Rovi Solutions Corporation
Term Loan, 4.00%, Maturing March 29, 2019	149	149,802
RP Crown Parent, LLC
Term Loan, 6.75%, Maturing December 21, 2018	525	530,833
Sensata Technologies Finance Company, LLC
Term Loan, 3.75%, Maturing May 11, 2018	690	698,478
Serena Software, Inc.
Term Loan, 4.21%, Maturing March 10, 2016	1,185	1,191,296
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	199	200,617
Sirius Computer Solutions, Inc.
Term Loan, 7.00%, Maturing November 30, 2018	123	123,822
Sophia, L.P.
Term Loan, 6.25%, Maturing July 19, 2018	242	244,310
Spansion LLC
Term Loan, 5.25%, Maturing December 11, 2018	150	150,738
SS&C Technologies Inc.
Term Loan, 5.00%, Maturing June 7, 2019	23	23,683
Term Loan, 5.00%, Maturing June 7, 2019	225	228,300
SumTotal Systems LLC
Term Loan, 6.25%, Maturing November 16, 2018	250	252,500
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	214	215,740
Wall Street Systems, Inc.
Term Loan, 5.75%, Maturing October 24, 2019	225	228,938
Web.com Group, Inc.
Term Loan, 5.50%, Maturing October 27, 2017	379	384,477

		$12,509,546

Equipment Leasing — 0.2%
Delos Aircraft Inc.
Term Loan, 4.75%, Maturing April 12, 2016	225	$227,250
Flying Fortress Inc.
Term Loan, 5.00%, Maturing June 30, 2017	600	604,500

		$831,750

Financial Intermediaries — 1.9%
American Capital Holdings, Inc.
Term Loan, 5.50%, Maturing August 22, 2016	175	$178,938
Asset Acceptance Capital Corp.
Term Loan, 8.75%, Maturing November 14, 2017	238	240,469
Citco Funding LLC
Term Loan, 5.50%, Maturing June 29, 2018	616	624,070

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value
First Data Corporation
Term Loan, 2.95%, Maturing September 24, 2014		44	$44,516
Term Loan, Maturing March 23, 2018(3)		500	496,836
Term Loan, 5.20%, Maturing September 24, 2018		250	250,651
Harbourvest Partners, LLC
Term Loan, 4.75%, Maturing November 21, 2017		168	169,386
LPL Holdings, Inc.
Term Loan, 2.70%, Maturing March 29, 2017		144	144,616
Term Loan, 4.00%, Maturing March 29, 2019		1,464	1,474,551
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017		50	50,622
Nuveen Investments, Inc.
Term Loan, 5.77%, Maturing May 12, 2017		1,019	1,029,773
Term Loan, 5.76%, Maturing May 13, 2017		231	233,318
Ocwen Financial Corporation
Term Loan, Maturing January 22, 2018(3)		250	253,828
Oz Management LP
Term Loan, 1.70%, Maturing November 15, 2016		223	201,669
RPI Finance Trust
Term Loan, 3.50%, Maturing May 9, 2018		663	671,965
Term Loan, 4.00%, Maturing November 9, 2018		297	301,280
Walter Investment Management Corp.
Term Loan, Maturing November 28, 2017(3)		150	151,763

			$6,518,251

Food Products — 1.5%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		250	$254,609
Blue Buffalo Company, Ltd.
Term Loan, 6.50%, Maturing August 8, 2019		249	253,552
Clearwater Seafoods Limited Partnership
Term Loan, 6.78%, Maturing June 6, 2018		199	199,995
Del Monte Foods Company
Term Loan, 4.50%, Maturing March 8, 2018		1,198	1,206,434
Dole Food Company Inc.
Term Loan, 5.03%, Maturing July 6, 2018		190	190,508
High Liner Foods Incorporated
Term Loan, 7.00%, Maturing December 19, 2017		248	249,361
JBS USA Holdings Inc.
Term Loan, 4.25%, Maturing May 25, 2018		990	999,849
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017		388	393,670
Pinnacle Foods Finance LLC
Term Loan, 4.75%, Maturing October 17, 2018		920	933,359
Solvest Ltd.
Term Loan, 5.02%, Maturing July 6, 2018		339	340,909

			$5,022,246

Food Service — 2.1%
Aramark Corporation
Term Loan, 3.40%, Maturing July 26, 2016		43	$43,145
Term Loan, 3.40%, Maturing July 26, 2016		77	77,758
Term Loan, 3.45%, Maturing July 26, 2016		1,168	1,182,367
Term Loan, 3.52%, Maturing July 26, 2016		529	535,578
Term Loan, 3.89%, Maturing July 26, 2016	GBP	523	818,326

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value
Buffets, Inc.
Term Loan, 0.31%, Maturing April 22, 2015(4)		29	$28,688
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019		574	580,730
DineEquity, Inc.
Term Loan, 5.25%, Maturing October 19, 2017		207	208,031
Dunkin’ Brands, Inc.
Term Loan, 4.00%, Maturing November 23, 2017		533	538,492
Landry’s, Inc.
Term Loan, 6.50%, Maturing April 24, 2018		248	251,970
OSI Restaurant Partners, LLC
Term Loan, 4.75%, Maturing October 24, 2019		515	521,988
US Foods, Inc.
Term Loan, 5.75%, Maturing March 31, 2017		590	598,204
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing March 15, 2019		1,260	1,276,947
Wendy’s International, Inc.
Term Loan, 4.75%, Maturing May 15, 2019		374	379,739

			$7,041,963

Food/Drug Retailers — 1.6%
Alliance Boots Holdings Limited
Term Loan, 3.58%, Maturing July 10, 2017	EUR	1,000	$1,355,255
Term Loan, 3.98%, Maturing July 10, 2017	GBP	300	469,258
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018		855	864,026
Rite Aid Corporation
Term Loan, 1.96%, Maturing June 4, 2014		945	944,891
Term Loan, 4.50%, Maturing March 2, 2018		1,402	1,405,865
Sprouts Farmers Markets Holdings, LLC
Term Loan, 6.00%, Maturing April 18, 2018		249	251,860

			$5,291,155

Health Care — 5.5%
Alere, Inc.
Term Loan, 4.75%, Maturing June 30, 2017		767	$774,743
Ardent Medical Services, Inc.
Term Loan, 6.75%, Maturing July 2, 2018		300	306,000
AssuraMed Holding, Inc.
Term Loan, 5.50%, Maturing October 24, 2019		175	177,844
Biomet Inc.
Term Loan, 4.00%, Maturing July 25, 2017		859	869,772
Catalent Pharma Solutions Inc.
Term Loan, 4.21%, Maturing September 15, 2016		402	405,390
CHG Buyer Corporation
Term Loan, 5.00%, Maturing November 22, 2019		125	126,402
Community Health Systems, Inc.
Term Loan, 3.81%, Maturing January 25, 2017		1,370	1,384,387
Convatec Inc.
Term Loan, 5.00%, Maturing December 22, 2016		100	101,563
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		637	645,958
Term Loan, 4.00%, Maturing November 1, 2019		625	632,924

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value
DJO Finance LLC
Term Loan, 5.20%, Maturing November 1, 2016	343	$347,225
Term Loan, 6.25%, Maturing September 15, 2017	99	100,491
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018	295	284,310
Emdeon, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	149	151,480
Emergency Medical Services Corporation
Term Loan, 5.25%, Maturing May 25, 2018	407	409,448
Grifols Inc.
Term Loan, 4.25%, Maturing June 1, 2017	590	594,735
HCA, Inc.
Term Loan, 3.56%, Maturing March 31, 2017	1,091	1,100,731
Term Loan, 3.45%, Maturing May 1, 2018	1,155	1,165,105
Health Management Associates, Inc.
Term Loan, 4.50%, Maturing November 16, 2018	669	677,755
Hologic Inc.
Term Loan, 4.50%, Maturing August 1, 2019	373	378,755
Iasis Healthcare LLC
Term Loan, 5.00%, Maturing May 3, 2018	319	322,705
inVentiv Health, Inc.
Term Loan, 7.50%, Maturing August 4, 2016	533	528,596
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018	197	196,998
Kinetic Concepts, Inc.
Term Loan, 5.50%, Maturing May 4, 2018	842	856,226
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	125	126,250
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing October 9, 2017	145	145,822
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing October 26, 2017	105	106,053
Multiplan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017	407	409,914
MX USA, Inc.
Term Loan, 6.50%, Maturing April 28, 2017	99	99,746
One Call Medical, Inc.
Term Loan, 7.00%, Maturing August 16, 2019	175	176,163
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing February 25, 2017	245	246,949
Pharmaceutical Product Development, Inc.
Term Loan, Maturing December 5, 2018(3)	350	350,000
Radnet Management, Inc.
Term Loan, 5.50%, Maturing September 30, 2018	299	303,084
Select Medical Corporation
Term Loan, 5.50%, Maturing June 1, 2018	591	599,619
Sheridan Holdings, Inc.
Term Loan, 6.00%, Maturing June 29, 2018	100	101,158
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	296	295,931
Truven Health Analytics Inc.
Term Loan, 5.75%, Maturing June 1, 2019	324	330,264
Universal Health Services, Inc.
Term Loan, 3.75%, Maturing November 15, 2016	516	519,463

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value
Valeant Pharmaceuticals International, Inc.
Term Loan, 4.25%, Maturing February 13, 2019		399	$405,047
Term Loan, 4.25%, Maturing December 11, 2019		400	406,300
Vanguard Health Holding Company II, LLC
Term Loan, 5.00%, Maturing January 29, 2016		731	739,455
VWR Funding, Inc.
Term Loan, 4.45%, Maturing April 3, 2017		458	462,959
Term Loan, Maturing April 3, 2017(3)		325	327,641

			$18,691,361

Home Furnishings — 0.2%
Oreck Corporation
Term Loan - Second Lien, 3.81%, Maturing March 19, 2016(4)		85	$76,874
Serta Simmons Holdings, LLC
Term Loan, 5.00%, Maturing October 1, 2019		325	329,536
Tempur-Pedic International Inc.
Term Loan, Maturing December 12, 2019(3)		350	356,375

			$762,785

Industrial Equipment — 1.3%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019		100	$101,375
Apex Tool Group, LLC
Term Loan, Maturing January 28, 2020(3)		150	151,906
Colfax Corporation
Term Loan, 4.50%, Maturing January 11, 2019		1,240	1,247,602
Generac Power Systems, Inc.
Term Loan, 6.25%, Maturing May 30, 2018		299	305,963
Grede LLC
Term Loan, 7.00%, Maturing April 3, 2017		362	364,715
Husky Injection Molding Systems Ltd
Term Loan, 5.75%, Maturing June 29, 2018		466	473,549
Kion Group GMBH
Term Loan, 2.09%, Maturing December 23, 2014(5)	EUR	94	127,385
Term Loan, 2.59%, Maturing December 29, 2015(5)	EUR	203	274,849
Tank Holding Corp.
Term Loan, 5.50%, Maturing July 9, 2019		195	197,383
Terex Corporation
Term Loan, 4.50%, Maturing April 28, 2017		992	1,006,134

			$4,250,861

Insurance — 1.6%
Alliant Holdings I, Inc.
Term Loan, 5.00%, Maturing December 20, 2019		400	$404,500
AmWINS Group, Inc.
Term Loan, 5.75%, Maturing June 6, 2019		199	200,824
Term Loan - Second Lien, 9.25%, Maturing December 6, 2019		625	643,750
Applied Systems, Inc.
Term Loan, 5.50%, Maturing December 8, 2016		284	286,352
Asurion LLC
Term Loan, 5.50%, Maturing May 24, 2018		2,138	2,165,507
Term Loan - Second Lien, 9.00%, Maturing May 24, 2019		100	103,516
CNO Financial Group, Inc.
Term Loan, 4.25%, Maturing September 28, 2016		190	192,215

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value
Compass Investors Inc.
Term Loan, 5.25%, Maturing December 27, 2019	425	$429,958
Cunningham Lindsey U.S. Inc.
Term Loan, 5.00%, Maturing October 29, 2019	125	127,344
Hub International Limited
Term Loan, 4.70%, Maturing June 13, 2017	686	694,916

		$5,248,882

Leisure Goods/Activities/Movies — 2.3%
Alpha D2 Limited
Term Loan, 6.00%, Maturing April 30, 2019	372	$380,218
AMC Entertainment, Inc.
Term Loan, 4.25%, Maturing December 15, 2016	1,903	1,925,409
Bombardier Recreational Products, Inc.
Term Loan, Maturing January 22, 2019(3)	850	860,549
ClubCorp Club Operations, Inc.
Term Loan, 5.00%, Maturing November 30, 2016	494	503,577
Equinox Fitness Clubs
Term Loan, Maturing November 16, 2019(3)	250	253,750
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016	511	515,458
Regal Cinemas, Inc.
Term Loan, 3.24%, Maturing August 23, 2017	1,201	1,211,630
Revolution Studios Distribution Company, LLC
Term Loan, 3.96%, Maturing December 21, 2014(4)	214	175,850
Term Loan - Second Lien, 7.21%, Maturing June 21, 2015(4)	225	119,813
SeaWorld Parks & Entertainment, Inc.
Term Loan, 2.93%, Maturing February 17, 2016	234	235,210
Term Loan, 4.00%, Maturing August 17, 2017	339	342,636
Six Flags Theme Parks, Inc.
Term Loan, 4.00%, Maturing December 20, 2018	609	619,087
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018	170	172,413
WMG Acquisition Corp.
Term Loan, 5.25%, Maturing November 1, 2018	100	101,896
Zuffa LLC
Term Loan, 2.25%, Maturing June 19, 2015	473	470,138

		$7,887,634

Lodging and Casinos — 1.2%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017	496	$504,624
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 16, 2018	990	1,000,317
Caesars Entertainment Operating Company
Term Loan, 5.45%, Maturing January 26, 2018	1,174	1,092,963
Las Vegas Sands LLC
Term Loan, 2.76%, Maturing November 23, 2016	162	162,842
Term Loan, 2.76%, Maturing November 23, 2016	802	807,803
MGM Resorts International
Term Loan, 4.25%, Maturing December 20, 2019	500	508,698
Pinnacle Entertainment, Inc.
Term Loan, 4.00%, Maturing March 19, 2019	99	100,305

		$4,177,552

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value
Nonferrous Metals/Minerals — 0.5%
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018		572	$589,188
Fairmount Minerals LTD
Term Loan, 5.25%, Maturing March 15, 2017		425	425,445
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 24, 2019		174	176,293
Novelis, Inc.
Term Loan, 4.00%, Maturing March 10, 2017		417	422,402
United Distribution Group, Inc.
Term Loan, 7.50%, Maturing October 9, 2018		221	215,325

			$1,828,653

Oil and Gas — 1.5%
Citgo Petroleum Corporation
Term Loan, 9.00%, Maturing June 23, 2017		491	$503,074
Crestwood Holdings LLC
Term Loan, 9.75%, Maturing March 26, 2018		192	195,374
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017		475	480,146
Frac Tech International LLC
Term Loan, 8.50%, Maturing May 6, 2016		343	300,247
Gibson Energy ULC
Term Loan, 4.75%, Maturing June 15, 2018		447	454,860
MEG Energy Corp.
Term Loan, 4.00%, Maturing March 16, 2018		247	249,903
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015		865	878,351
Plains Exploration & Production
Term Loan, 4.00%, Maturing November 30, 2019		400	402,570
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 25, 2018		175	177,406
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019		390	398,278
Term Loan, 5.00%, Maturing September 25, 2019		32	32,236
Term Loan, 5.00%, Maturing September 25, 2019		52	52,775
Tallgrass Operations, LLC
Term Loan, 5.25%, Maturing November 13, 2018		425	432,084
Tervita Corporation
Term Loan, 3.21%, Maturing November 14, 2014		21	20,925
Term Loan, 3.21%, Maturing November 14, 2014		475	475,161

			$5,053,390

Publishing — 1.6%
Ascend Learning, Inc.
Term Loan, 6.50%, Maturing May 23, 2017		347	$346,602
Aster Zweite Beteiligungs GmbH
Term Loan, 5.48%, Maturing December 31, 2014	EUR	705	951,580
Cengage Learning Acquisitions, Inc.
Term Loan, 2.71%, Maturing July 3, 2014		476	380,111
GateHouse Media Operating, Inc.
Term Loan, 2.21%, Maturing August 28, 2014		305	114,633
Term Loan, 2.21%, Maturing August 28, 2014		726	272,553
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019		950	962,723

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value
Interactive Data Corporation
Term Loan, 4.50%, Maturing February 12, 2018		431	$433,684
John Henry Holdings, Inc.
Term Loan, 6.00%, Maturing December 4, 2018		125	126,771
Laureate Education, Inc.
Term Loan, 5.25%, Maturing June 18, 2018		1,303	1,311,591
MediaNews Group
Term Loan, 8.50%, Maturing March 19, 2014		22	21,286
Tribune Company
Term Loan, 4.00%, Maturing December 31, 2019		350	353,500

			$5,275,034

Radio and Television — 1.1%
Cumulus Media Holdings Inc.
Term Loan, 4.50%, Maturing September 17, 2018		816	$823,246
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 14, 2017		274	279,113
ION Media Networks, Inc.
Term Loan, 7.25%, Maturing July 31, 2018		175	176,750
Mission Broadcasting, Inc.
Term Loan, 4.50%, Maturing December 3, 2019		82	83,144
Nexstar Broadcasting, Inc.
Term Loan, 4.50%, Maturing December 3, 2019		193	196,668
Nine Entertainment Group Limited
Term Loan, Maturing January 17, 2020(3)		150	149,813
Tyrol Acquisitions 2 SAS
Term Loan, 4.12%, Maturing January 29, 2016	EUR	253	317,526
Term Loan, 4.12%, Maturing January 29, 2016	EUR	253	317,526
Univision Communications Inc.
Term Loan, 4.45%, Maturing March 31, 2017		1,164	1,169,650
Weather Channel
Term Loan, 4.25%, Maturing February 13, 2017		263	266,890

			$3,780,326

Retailers (Except Food and Drug) — 1.9%
99 Cents Only Stores
Term Loan, 5.25%, Maturing January 11, 2019		246	$249,196
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing November 20, 2019		275	278,850
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		125	126,602
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		124	125,433
FTD, Inc.
Term Loan, 4.75%, Maturing June 11, 2018		186	187,058
Harbor Freight Tools USA, Inc.
Term Loan, 5.50%, Maturing November 14, 2017		199	202,333
J Crew Group, Inc.
Term Loan, 4.50%, Maturing March 7, 2018		344	347,179
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018		337	338,770
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 31, 2020		500	505,742
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018		149	151,480

Borrower/Tranche Description	Principal Amount* (000’s omitted)		Value
Neiman Marcus Group, Inc. (The)
Term Loan, 4.75%, Maturing May 16, 2018		1,775	$1,788,091
Ollie’s Bargain Outlet, Inc.
Term Loan, 6.25%, Maturing September 27, 2019		100	101,000
Petco Animal Supplies, Inc.
Term Loan, 4.50%, Maturing November 24, 2017		743	746,815
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018		339	343,633
Term Loan, 4.25%, Maturing August 7, 2019		125	126,499
ServiceMaster Company
Term Loan, 4.46%, Maturing January 31, 2017		488	491,942
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		254	244,739
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		99	100,725

			$6,456,087

Steel — 0.6%
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014		200	$202,493
FMG America Finance, Inc.
Term Loan, 5.25%, Maturing October 18, 2017		1,147	1,164,651
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		147	149,450
Patriot Coal Corporation
Term Loan, 9.25%, Maturing October 4, 2013		175	176,531
Waupaca Foundry, Inc.
Term Loan, 5.75%, Maturing June 29, 2017		122	123,875
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		100	100,997

			$1,917,997

Surface Transport — 0.7%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 9, 2018		1,430	$1,444,751
Term Loan, 3.75%, Maturing March 11, 2018		350	353,500
Swift Transportation Co., Inc.
Term Loan, 3.96%, Maturing December 21, 2016		375	377,461
Term Loan, 5.00%, Maturing December 21, 2017		315	319,805

			$2,495,517

Telecommunications — 1.8%
Crown Castle International Corporation
Term Loan, 4.00%, Maturing January 31, 2019		347	$350,182
Intelsat Jackson Holdings Ltd.
Term Loan, 4.50%, Maturing April 2, 2018		2,118	2,149,584
IPC Systems, Inc.
Term Loan, 2.77%, Maturing May 31, 2014	GBP	194	301,808
Macquarie UK Broadcast Limited
Term Loan, 3.00%, Maturing December 1, 2014	GBP	219	344,116
MetroPCS Wireless, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		1,426	1,435,782
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018		172	173,470

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value
Syniverse Holdings, Inc.
Term Loan, 5.00%, Maturing April 23, 2019	348	$352,023
Telesat LLC
Term Loan, 4.25%, Maturing March 28, 2019	672	679,386
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019	124	125,567

		$5,911,918

Utilities — 0.9%
AES Corporation
Term Loan, 4.25%, Maturing June 1, 2018	384	$389,329
Calpine Corporation
Term Loan, 4.50%, Maturing April 2, 2018	197	199,572
Term Loan, 4.50%, Maturing April 2, 2018	540	547,164
Term Loan, 4.50%, Maturing October 9, 2019	175	176,944
LSP Madison Funding, LLC
Term Loan, 5.83%, Maturing June 28, 2019	214	216,115
NRG Energy, Inc.
Term Loan, 4.00%, Maturing July 2, 2018	862	873,008
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.74%, Maturing October 10, 2017	851	562,089

		$2,964,221

Total Senior Floating-Rate Interests (identified cost $158,203,491)		$160,091,370

Collateralized Mortgage Obligations — 14.0%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	$2,351	$2,570,712
Series 2167, Class BZ, 7.00%, 6/15/29	1,577	1,683,397
Series 2182, Class ZB, 8.00%, 9/15/29	2,317	2,671,338
Series 2631, (Interest Only), Class DS, 6.894%, 6/15/33(6)(7)	5,301	770,480
Series 2750, (Interest Only), Class SG, 6.894%, 2/15/34(6)(7)	7,803	1,355,597
Series 2770, (Interest Only), Class SH, 6.894%, 3/15/34(6)(7)	5,466	973,047
Series 2981, (Interest Only), Class CS, 6.514%, 5/15/35(6)(7)	3,111	582,411
Series 3114, (Interest Only), Class TS, 6.444%, 9/15/30(6)(7)	7,260	1,409,371
Series 3339, (Interest Only), Class JI, 6.384%, 7/15/37(6)(7)	6,866	1,227,862
Series 3423, (Interest Only), Class SN, 5.924%, 3/15/38(6)(7)	11,150	1,528,277
Series 3871, (Interest Only), Class MS, 6.994%, 6/15/41(6)(7)	4,006	749,980

		$15,522,472

Federal National Mortgage Association:
Series 1989-89, Class H, 9.00%, 11/25/19	$86	$98,731
Series 1991-122, Class N, 7.50%, 9/25/21	312	354,441
Series 1993-84, Class M, 7.50%, 6/25/23	2,641	3,063,986
Series 1994-42, Class K, 6.50%, 4/25/24	812	929,596
Series 1997-28, Class ZA, 7.50%, 4/20/27	836	1,001,274

Security	Principal Amount (000’s omitted)	Value
Series 1997-38, Class N, 8.00%, 5/20/27	$721	$869,835
Series 2004-46, (Interest Only), Class SI, 5.796%, 5/25/34(6)(7)	5,245	837,285
Series 2005-17, (Interest Only), Class SA, 6.496%, 3/25/35(6)(7)	3,418	770,034
Series 2006-42, (Interest Only), Class PI, 6.386%, 6/25/36(6)(7)	7,600	1,173,129
Series 2006-44, (Interest Only), Class IS, 6.396%, 6/25/36(6)(7)	6,471	1,007,030
Series 2006-72, (Interest Only), Class GI, 6.376%, 8/25/36(6)(7)	11,329	1,730,690
Series 2007-50, (Interest Only), Class LS, 6.246%, 6/25/37(6)(7)	7,516	947,892
Series 2008-26, (Interest Only), Class SA, 5.996%, 4/25/38(6)(7)	8,075	1,250,226
Series 2008-29, (Interest Only), Class CI, 5.00%, 9/25/35(7)	7,697	455,651
Series 2008-61, (Interest Only), Class S, 5.896%, 7/25/38(6)(7)	8,658	1,506,503
Series 2010-54, (Interest Only), Class EI, 6.00%, 6/25/40(7)	6,522	1,099,820
Series 2010-67, (Interest Only), Class SC, 5.596%, 6/25/40(6)(7)	3,651	418,826
Series 2010-109, (Interest Only), Class PS, 6.396%, 10/25/40(6)(7)	14,049	2,008,953
Series 2010-147, (Interest Only), Class KS, 5.746%, 1/25/41(6)(7)	14,136	2,088,764
Series 2010-150, (Interest Only), Class GS, 6.546%, 1/25/21(6)(7)	10,779	1,496,830
Series 2012-150, (Interest Only), Class PS, 5.946%, 1/25/43(6)(7)	4,985	1,091,557
Series 2012-150, (Interest Only), Class SK, 5.946%, 1/25/43(6)(7)	5,554	1,198,947
Series G-33, Class PT, 7.00%, 10/25/21	867	953,408

		$26,353,408

Government National Mortgage Association:
Series 2010-4, (Interest Only), Class SK, 5.995%, 5/20/35(6)(7)	$2,868	$550,652
Series 2010-59, (Principal Only), Class MO, 0.00%, 5/20/40(8)	2,366	2,271,106
Series 2010-89, (Principal Only), Class CO, 0.00%, 7/20/40(8)	1,676	1,577,296
Series 2012-50, (Principal Only), Class CO, 0.00%, 8/20/40(8)	1,041	959,026

		$5,358,080

Total Collateralized Mortgage Obligations (identified cost $45,747,491)		$47,233,960

Commercial Mortgage-Backed Securities — 2.4%

Security	Principal Amount (000’s omitted)	Value
CSFB, Series 2003-C3, Class D, 4.131%, 5/15/38	$835	$839,767
CSFB, Series 2004-C3, Class A5, 5.113%, 7/15/36(9)	595	626,369
GCCFC, Series 2003-C1, Class D, 4.29%, 7/5/35(10)	160	161,149
GECMC, Series 2004-C3, Class A4, 5.189%, 7/10/39(9)	1,148	1,208,936
GSMS, Series 2004-GG2, Class A6, 5.396%, 8/10/38(9)	1,250	1,315,785
JPMCC, Series 2010-C2, Class C, 5.526%, 11/15/43(9)(10)	500	571,557
MLMT, Series 2004-BPC1, Class A4, 4.724%, 10/12/41(9)	202	201,714
MSC, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	462	473,877
RBSCF, Series 2010-MB1, Class C, 4.68%, 4/15/24(9)(10)	675	709,303
WBCMT, Series 2004-C12, Class A4, 5.308%, 7/15/41(9)	1,225	1,281,176
WFCM, Series 2010-C1, Class C, 5.585%, 11/15/43(9)(10)	500	582,477

Total Commercial Mortgage-Backed Securities (identified cost $7,246,738)		$7,972,110

Mortgage Pass-Throughs — 32.7%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
2.892%, with maturity at 2035(11)	$4,416	$4,711,141
5.00%, with various maturities to 2023	5,077	5,440,687
6.00%, with various maturities to 2029	3,881	4,308,477
6.15%, with maturity at 2027	1,207	1,383,882
6.50%, with various maturities to 2032	12,376	14,080,239
7.00%, with various maturities to 2035	6,672	7,934,007
7.50%, with various maturities to 2035	3,072	3,647,952
8.00%, with various maturities to 2032	3,060	3,594,954
8.50%, with various maturities to 2031	3,614	4,464,486
9.00%, with maturity at 2031	327	422,012
9.50%, with various maturities to 2022	209	239,283
11.50%, with maturity at 2019	135	145,054

		$50,372,174

Federal National Mortgage Association:
5.50%, with various maturities to 2033	$4,855	$5,428,878
6.00%, with maturity at 2023	3,162	3,500,146
6.325%, with maturity at 2032(11)	1,913	2,119,069
6.50%, with various maturities to 2036	9,179	10,365,747
7.00%, with various maturities to 2033	11,180	13,120,769
7.50%, with various maturities to 2031	7,385	8,812,106
8.00%, with various maturities to 2029	1,892	2,283,851
8.50%, with various maturities to 2027	308	342,639
9.00%, with various maturities to 2029	1,017	1,243,409
9.50%, with maturity at 2014	6	6,805
10.00%, with various maturities to 2031	729	847,143

		$48,070,562

Government National Mortgage Association:
7.50%, with maturity at 2025	$3,297	$3,900,912
8.00%, with various maturities to 2027	3,911	4,890,328
9.00%, with various maturities to 2026	1,892	2,413,823
9.50%, with maturity at 2025	279	336,504
11.00%, with maturity at 2018	184	206,653

		$11,748,220

Total Mortgage Pass-Throughs (identified cost $102,458,344)		$110,190,956

Asset-Backed Securities — 0.1%

Security	Principal Amount (000’s omitted)	Value
Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.053%, 7/17/19(12)	$500	$501,801

Total Asset-Backed Securities (identified cost $500,000)		$501,801

Corporate Bonds & Notes — 0.8%

Security	Principal Amount (000’s omitted)	Value
Chemicals and Plastics — 0.1%
Ineos Finance PLC, Sr. Notes
7.50%, 5/1/20(10)	$150	$162,375

		$162,375

Financial Intermediaries — 0.1%
First Data Corp., Sr. Notes
6.75%, 11/1/20(10)	$250	$258,125

		$258,125

Health Care — 0.1%
Community Health Systems, Inc., Sr. Notes
5.125%, 8/15/18	$425	$448,375

		$448,375

Home Furnishings — 0.0%(2)
Libbey Glass, Inc., Sr. Notes
6.875%, 5/15/20	$150	$162,187

		$162,187

Lodging and Casinos — 0.1%
Caesars Entertainment Operating Co., Inc., Sr. Notes
8.50%, 2/15/20	$350	$352,844

		$352,844

Utilities — 0.4%
Calpine Corp., Sr. Notes
7.50%, 2/15/21(10)	$517	$563,530
7.875%, 1/15/23(10)	607	673,770

		$1,237,300

Total Corporate Bonds & Notes (identified cost $2,447,070)		$2,621,206

Foreign Corporate Bonds & Notes — 0.8%

Security	Principal Amount (000’s omitted)	Value
Chile — 0.8%
JPMorgan Chilean Inflation Linked Note
3.80%, 11/17/15(13)	$2,543	$2,615,138

Total Chile (identified cost $2,000,000)		$2,615,138

Total Foreign Corporate Bonds & Notes (identified cost $2,000,000)		$2,615,138

Foreign Government Bonds — 17.0%

Security	Principal Amount (000’s omitted)		Value
Albania — 0.4%
Republic of Albania, 7.50%, 11/4/15	EUR	1,000	$1,407,157

Total Albania			$1,407,157

Bermuda — 0.2%
Government of Bermuda, 5.603%, 7/20/20(10)	USD	619	$719,155

Total Bermuda			$719,155

Brazil — 1.0%
Nota do Tesouro Nacional, 6.00%, 5/15/15(13)	BRL	6,277	$3,426,449

Total Brazil			$3,426,449

Cyprus — 0.2%
Republic of Cyprus, 3.75%, 6/3/13	EUR	640	$790,783

Total Cyprus			$790,783

Dominican Republic — 0.2%
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank NA), 13.00%, 2/25/13(14)	DOP	31,000	$763,265

Total Dominican Republic			$763,265

Georgia — 0.5%
Georgia Treasury Bond, 7.40%, 4/19/14	GEL	1,100	$671,469
Georgia Treasury Bond, 9.10%, 12/8/13	GEL	200	123,494
Georgia Treasury Bond, 9.80%, 4/26/17	GEL	217	139,829
Georgia Treasury Bond, 11.30%, 1/26/17	GEL	900	605,582

Total Georgia			$1,540,374

Germany — 1.0%
Bundesrepublik Deutschland, 4.75%, 7/4/34	EUR	1,700	$3,262,104

Total Germany			$3,262,104

Hungary — 0.6%
National Bank of Hungary, 8.875%, 11/1/13	USD	370	$382,747
Republic of Hungary, 3.50%, 7/18/16	EUR	437	582,679
Republic of Hungary, 4.375%, 7/4/17	EUR	871	1,182,171

Total Hungary			$2,147,597

Israel — 0.3%
State of Israel, 4.50%, 1/30/43	USD	923	$914,740

Total Israel			$914,740

Jordan — 0.2%
Jordan Government Bond, 7.387%, 8/30/14	JOD	400	$558,493

Total Jordan			$558,493

Mexico — 0.2%
Mexican Bonos, 7.00%, 6/19/14	MXN	9,645	$787,892

Total Mexico			$787,892

Mongolia — 0.1%
Mongolia Government International Bond, 4.125%, 1/5/18(10)	USD	280	$275,747

Total Mongolia			$275,747

Security	Principal Amount (000’s omitted)		Value
New Zealand — 3.9%
New Zealand Government Bond, 2.00%, 9/20/25(13)	NZD	1,512	$1,353,541
New Zealand Government Bond, 5.00%, 3/15/19	NZD	860	793,359
New Zealand Government Bond, 5.50%, 4/15/23	NZD	3,906	3,776,863
New Zealand Government Bond, 6.00%, 12/15/17	NZD	860	818,947
New Zealand Government Bond, 6.00%, 5/15/21	NZD	6,440	6,356,004

Total New Zealand			$13,098,714

Nigeria — 0.1%
Nigeria Treasury Bond, 16.39%, 1/27/22	NGN	38,359	$314,546

Total Nigeria			$314,546

Philippines — 1.0%
Republic of the Philippines, 6.25%, 1/14/36	PHP	98,000	$3,083,200
Republic of the Philippines, 9.125%, 9/4/16	PHP	14,990	440,605

Total Philippines			$3,523,805

Romania — 0.8%
Romania Government Bond, 5.80%, 10/26/15	RON	4,880	$1,519,450
Romania Government Bond, 5.85%, 7/28/14	RON	1,340	416,492
Romania Government Bond, 5.90%, 7/26/17	RON	2,520	790,357
Romania Government Bond, 11.00%, 3/5/14	RON	250	81,723

Total Romania			$2,808,022

Russia — 0.6%
Russia Government Bond, 6.88%, 7/15/15	RUB	4,910	$167,119
Russia Government Bond, 7.00%, 6/3/15	RUB	4,910	167,716
Russia Government Bond, 7.10%, 3/13/14	RUB	30,380	1,027,913
Russia Government Bond, 12.00%, 8/20/14	RUB	20,290	739,275

Total Russia			$2,102,023

Serbia — 1.7%
Serbia Treasury Bill, 0.00%, 3/28/13	RSD	24,850	$298,383
Serbia Treasury Bill, 0.00%, 4/4/13	RSD	25,400	304,371
Serbia Treasury Bill, 0.00%, 4/11/13	RSD	18,870	225,661
Serbia Treasury Bill, 0.00%, 4/25/13	RSD	30,290	361,065
Serbia Treasury Bill, 0.00%, 11/8/13	RSD	76,000	853,126
Serbia Treasury Bill, 0.00%, 12/12/13	RSD	18,200	202,218
Serbia Treasury Bill, 0.00%, 3/6/14	RSD	195,000	2,117,527
Serbia Treasury Bill, 0.00%, 3/13/14	RSD	32,560	352,837
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	60,770	716,713
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	22,180	246,468

Total Serbia			$5,678,369

Slovenia — 0.8%
Republic of Slovenia, 4.375%, 1/18/21(15)	EUR	1,380	$1,810,713
Republic of Slovenia, 5.50%, 10/26/22(10)	USD	755	784,256

Total Slovenia			$2,594,969

Security	Principal Amount (000’s omitted)		Value
Sri Lanka — 1.2%
Republic of Sri Lanka, 5.875%, 7/25/22(10)	USD	970	$1,048,355
Republic of Sri Lanka, 6.25%, 10/4/20(15)	USD	390	423,150
Sri Lanka Government Bond, 9.00%, 5/1/21	LKR	254,080	1,742,450
Sri Lanka Government Bond, 10.50%, 4/1/13	LKR	44,530	352,554
Sri Lanka Government Bond, 11.75%, 4/1/14	LKR	55,290	442,047

Total Sri Lanka			$4,008,556

Turkey — 1.8%
Turkey Government Bond, 0.00%, 2/20/13	TRY	3,220	$1,827,184
Turkey Government Bond, 3.00%, 1/6/21(13)	TRY	6,370	4,212,558

Total Turkey			$6,039,742

Uruguay — 0.2%
Monetary Regulation Bill, 0.00%, 8/15/13	UYU	12,600	$625,701

Total Uruguay			$625,701

Total Foreign Government Bonds (identified cost $53,849,415)			$57,388,203

Common Stocks — 0.8%

Security	Shares		Value
Affinity Gaming, LLC(16)(17)		23,498	$286,383
Buffets Restaurants Holdings, Inc.(4)(16)(17)		10,672	96,582
Dayco Products, LLC(4)(16)(17)		8,898	266,940
Euramax International, Inc.(4)(16)(17)		234	46,740
Ion Media Networks, Inc.(4)(17)		1,357	863,052
MediaNews Group, Inc.(4)(16)(17)		3,023	63,423
Metro-Goldwyn-Mayer Holdings, Inc.(16)(17)		19,828	766,665
New Young Broadcasting Holding Co., Inc.(16)(17)		116	426,300
Oreck Corp.(4)(16)(17)		1,510	26,259
United Subcontractors, Inc.(4)(16)(17)		162	6,767

Total Common Stocks (identified cost $1,598,838)			$2,849,111

Precious Metals — 1.2%

Description	Troy Ounces		Value
Platinum(16)		2,364	$3,969,519

Total Precious Metals (identified cost $4,149,190)			$3,969,519

Currency Call Options Purchased — 0.2%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value
Indian Rupee	Australia and New Zealand Banking Group Limited	INR	81,000	INR	54.00	8/12/13	$31,610
Indian Rupee	Australia and New Zealand Banking Group Limited	INR	70,000	INR	54.00	8/12/13	27,317
Indian Rupee	Bank of America	INR	104,383	INR	52.00	5/6/13	12,479
Indian Rupee	Bank of America	INR	95,413	INR	52.00	5/6/13	11,407
Indian Rupee	Bank of America	INR	104,500	INR	55.00	7/1/13	59,170
Indian Rupee	Bank of America	INR	83,000	INR	54.00	8/12/13	32,390
Indian Rupee	Bank of America	INR	96,000	INR	55.00	8/16/13	53,030
Indian Rupee	Barclays Bank PLC	INR	104,530	INR	52.00	5/6/13	12,497
Indian Rupee	Barclays Bank PLC	INR	81,000	INR	54.00	8/12/13	31,610
Indian Rupee	Deutsche Bank	INR	82,700	INR	51.00	5/8/13	5,272
Indian Rupee	Deutsche Bank	INR	80,000	INR	54.00	8/12/13	31,219
Indian Rupee	Goldman Sachs International	INR	95,900	INR	51.00	5/8/13	6,114
Indian Rupee	Goldman Sachs International	INR	82,500	INR	55.00	7/1/13	46,713
Indian Rupee	Goldman Sachs International	INR	50,000	INR	54.00	8/12/13	19,512
Indian Rupee	Goldman Sachs International	INR	61,000	INR	55.00	8/19/13	33,906
Indian Rupee	HSBC Bank USA	INR	100,700	INR	53.00	7/3/13	25,401
Indian Rupee	JPMorgan Chase Bank	INR	84,800	INR	53.00	7/3/13	21,391
Indian Rupee	JPMorgan Chase Bank	INR	61,000	INR	54.00	8/12/13	23,805
Indian Rupee	JPMorgan Chase Bank	INR	55,000	INR	54.00	8/12/13	21,463
Indian Rupee	Standard Chartered Bank	INR	86,600	INR	52.00	5/6/13	10,353
Indian Rupee	Standard Chartered Bank	INR	58,300	INR	53.00	7/3/13	14,706

Total Currency Call Options Purchased (identified cost $389,679)							$531,365

Currency Put Options Purchased — 0.0%(2)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value
South Korean Won	Bank of America	KRW	4,480,000	KRW	1,120.00	6/14/13	$53,402
South Korean Won	Deutsche Bank	KRW	2,487,520	KRW	1,120.00	6/18/13	30,332
South Korean Won	Goldman Sachs International	KRW	2,466,240	KRW	1,120.00	6/18/13	30,072
Yuan Offshore Renminbi	Barclays Bank PLC	CNH	11,603	CNH	6.50	5/20/13	265
Yuan Offshore Renminbi	Citibank NA	CNH	10,979	CNH	6.50	5/20/13	251
Yuan Offshore Renminbi	HSBC Bank USA	CNH	12,409	CNH	6.50	5/20/13	284
Yuan Offshore Renminbi	Standard Chartered Bank	CNH	10,394	CNH	6.50	5/20/13	238

Total Currency Put Options Purchased (identified cost $152,311)							$114,844

Put Options Purchased — 0.0%(2)

Description	Counterparty	Number of Contracts	Strike Price	Expiration Date	Value
Brent Crude Oil Future 9/2013	Not Applicable	31	$95	8/12/13	$77,190

Total Put Options Purchased (identified cost $219,480)					$77,190

Short-Term Investments — 16.7%

Foreign Government Securities — 7.9%

Security	Principal Amount (000’s omitted)		Value
Croatia — 0.3%
Croatia Treasury Bill, 0.00%, 2/28/13	EUR	233	$315,649
Croatia Treasury Bill, 0.00%, 3/14/13	EUR	239	323,401
Croatia Treasury Bill, 0.00%, 4/4/13	EUR	350	472,795

Total Croatia			$1,111,845

Georgia — 0.2%
Georgia Treasury Bill, 0.00%, 5/23/13	GEL	360	$213,451
Georgia Treasury Bill, 0.00%, 7/18/13	GEL	632	371,324

Total Georgia			$584,775

Malaysia — 1.7%
Bank Negara Monetary Note, 0.00%, 2/26/13	MYR	1,736	$557,613
Bank Negara Monetary Note, 0.00%, 3/28/13	MYR	4,511	1,445,506
Bank Negara Monetary Note, 0.00%, 4/30/13	MYR	6,950	2,221,116
Bank Negara Monetary Note, 0.00%, 5/2/13	MYR	4,505	1,439,489

Total Malaysia			$5,663,724

Nigeria — 2.7%
Nigeria Treasury Bill, 0.00%, 2/7/13	NGN	69,400	$440,714
Nigeria Treasury Bill, 0.00%, 2/21/13	NGN	150,288	950,750
Nigeria Treasury Bill, 0.00%, 3/7/13	NGN	107,000	673,842
Nigeria Treasury Bill, 0.00%, 3/28/13	NGN	71,400	446,776
Nigeria Treasury Bill, 0.00%, 4/4/13	NGN	233,700	1,458,450
Nigeria Treasury Bill, 0.00%, 4/11/13	NGN	60,000	373,393
Nigeria Treasury Bill, 0.00%, 4/25/13	NGN	52,700	326,636
Nigeria Treasury Bill, 0.00%, 5/9/13	NGN	113,600	701,342
Nigeria Treasury Bill, 0.00%, 9/5/13	NGN	613,000	3,662,378

Total Nigeria			$9,034,281

Philippines — 0.9%
Philippine Treasury Bill, 0.00%, 2/6/13	PHP	16,420	$403,578
Philippine Treasury Bill, 0.00%, 2/13/13	PHP	15,470	380,215
Philippine Treasury Bill, 0.00%, 2/20/13	PHP	19,480	478,755
Philippine Treasury Bill, 0.00%, 3/6/13	PHP	32,450	797,458
Philippine Treasury Bill, 0.00%, 5/15/13	PHP	16,570	407,086
Philippine Treasury Bill, 0.00%, 7/24/13	PHP	23,290	571,514

Total Philippines			$3,038,606

Security	Principal Amount (000’s omitted)		Value
Romania — 0.3%
Romania Treasury Bill, 0.00%, 1/15/14	RON	3,500	$1,026,935

Total Romania			$1,026,935

Serbia — 0.9%
Serbia Treasury Bill, 0.00%, 5/23/13	RSD	50,410	$595,370
Serbia Treasury Bill, 0.00%, 6/13/13	RSD	36,000	422,472
Serbia Treasury Bill, 0.00%, 9/13/13	RSD	182,800	2,086,759

Total Serbia			$3,104,601

Sri Lanka — 0.9%
Sri Lanka Treasury Bill, 0.00%, 2/1/13	LKR	144,200	$1,141,012
Sri Lanka Treasury Bill, 0.00%, 3/8/13	LKR	33,690	264,520
Sri Lanka Treasury Bill, 0.00%, 3/29/13	LKR	106,590	832,350
Sri Lanka Treasury Bill, 0.00%, 10/4/13	LKR	53,880	398,504
Sri Lanka Treasury Bill, 0.00%, 11/1/13	LKR	69,610	510,608

Total Sri Lanka			$3,146,994

Total Foreign Government Securities (identified cost $26,069,354)			$26,711,761

U.S. Treasury Obligations — 2.0%

Security	Principal Amount (000’s omitted)		Value
U.S. Treasury Bill, 0.00%, 2/7/13(18)		$6,686	$6,685,966

Total U.S. Treasury Obligations (identified cost $6,685,936)			$6,685,966

Repurchase Agreements — 5.1%

Description	Principal Amount (000’s omitted)		Value
Bank of America:
Dated 1/10/13 with a maturity date of 2/15/13, an interest rate of 0.10% payable by the Fund and repurchase proceeds of EUR 2,986,093, collateralized by EUR 2,580,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $4,016,414.	EUR	2,986	$4,054,869
Dated 1/18/13 with a maturity date of 2/25/13, an interest rate of 0.45% payable by the Fund and repurchase proceeds of EUR 458,816, collateralized by EUR 400,000 European Investment Bank 3.625%, due 1/15/21 and a market value, including accrued interest, of $617,424.	EUR	459	623,231
Dated 1/18/13 with a maturity date of 2/25/13, an interest rate of 0.45% payable by the Fund and repurchase proceeds of EUR 616,853, collateralized by EUR 510,000 European Investment Bank 4.25%, due 4/15/19 and a market value, including accrued interest, of $830,532.	EUR	617	837,899
Dated 1/18/13 with a maturity date of 2/25/13, an interest rate of 0.45% payable by the Fund and repurchase proceeds of EUR 623,501, collateralized by EUR 500,000 European Investment Bank 4.625%, due 4/15/20 and a market value, including accrued interest, of $840,634.	EUR	624	846,928

Description	Principal Amount (000’s omitted)		Value
Barclays Bank PLC:
Dated 1/16/13 with a maturity date of 2/21/13, an interest rate of 0.08% payable by the Fund and repurchase proceeds of EUR 1,687,892, collateralized by EUR 1,450,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $2,302,425.	EUR	1,688	$2,291,980
Citibank NA:
Dated 1/24/13 with a maturity date of 2/28/13, an interest rate of 0.12% payable by the Fund and repurchase proceeds of EUR 2,191,176, collateralized by EUR 1,869,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $2,967,746.	EUR	2,191	2,975,488
Nomura International PLC:
Dated 12/7/12 with a maturity date of 2/11/13, an interest rate of 0.10% payable by the Fund and repurchase proceeds of EUR 1,799,099, collateralized by EUR 1,550,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $2,408,905.	EUR	1,799	2,443,232
Dated 1/2/13 with a maturity date of 2/6/13, an interest rate of 0.16% payable by the Fund and repurchase proceeds of EUR 1,390,286, collateralized by EUR 1,192,000 Government of France 3.75%, due 10/25/19 and a market value, including accrued interest, of $1,863,755.	EUR	1,390	1,887,983
Dated 1/23/13 with a maturity date of 2/28/13, an interest rate of 0.05% payable by the Fund and repurchase proceeds of EUR 805,409, collateralized by EUR 800,000 Bundesrepublik Deutschland 0.50%, due 4/7/17 and a market value, including accrued interest, of $1,086,631.	EUR	805	1,093,632

Total Repurchase Agreements (identified cost $16,627,168)			$17,055,242

Other — 1.7%

Description	Interest (000’s omitted)		Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(19)		$5,869	$5,868,741

Total Other (identified cost $5,868,741)			$5,868,741

Total Short-Term Investments (identified cost $55,251,199)			$56,321,710

Total Investments — 134.2% (identified cost $434,213,246)			$452,478,483

Currency Call Options Written — (0.1)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value
Indian Rupee	Bank of America	INR	111,888	INR	54.00	8/12/13	$(43,663)
Indian Rupee	Citibank NA	INR	106,380	INR	54.00	8/12/13	(41,514)
Indian Rupee	Deutsche Bank	INR	57,234	INR	54.00	8/12/13	(22,335)
Indian Rupee	Goldman Sachs International	INR	96,000	INR	55.00	8/16/13	(53,328)
Indian Rupee	HSBC Bank USA	INR	116,100	INR	54.00	8/12/13	(45,307)
Indian Rupee	JPMorgan Chase Bank	INR	61,000	INR	55.00	8/19/13	(33,907)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value
Indian Rupee	Nomura International PLC	INR	116,100	INR	54.00	8/12/13	$(45,307)
Indian Rupee	Standard Chartered Bank	INR	53,298	INR	54.00	8/12/13	(20,799)

Total Currency Call Options Written (premiums received $522,533)							$(306,160)

Currency Put Options Written — (0.0)%(2)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value
Indian Rupee	Bank of America	INR	61,750	INR	65.00	7/1/13	$(948)
Indian Rupee	Goldman Sachs International	INR	48,750	INR	65.00	7/1/13	(749)
Indian Rupee	HSBC Bank USA	INR	60,800	INR	64.00	7/3/13	(1,273)
Indian Rupee	JPMorgan Chase Bank	INR	51,200	INR	64.00	7/3/13	(1,072)
Indian Rupee	Standard Chartered Bank	INR	35,200	INR	64.00	7/3/13	(737)
South Korean Won	Bank of America	KRW	4,480,000	KRW	1,120.00	6/14/13	(53,402)
South Korean Won	Citibank NA	KRW	2,487,520	KRW	1,120.00	6/18/13	(30,332)
South Korean Won	Citibank NA	KRW	2,466,240	KRW	1,120.00	6/18/13	(30,073)

Total Currency Put Options Written (premiums received $223,833)							$(118,586)

Other Assets, Less Liabilities — (34.1)%							$(114,941,915)

Net Assets — 100.0%							$337,111,822

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

CSFB	-	Credit Suisse First Boston Mortgage Securities Corp.

GCCFC	-	Greenwich Capital Commercial Funding Corp.

GECMC	-	General Electric Commercial Mortgage Corp.

GSMS	-	Goldman Sachs Mortgage Securities Corp. II

JPMCC	-	JPMorgan Chase Commercial Mortgage Securities Corp.

MLMT	-	Merrill Lynch Mortgage Trust

MSC	-	Morgan Stanley Capital I

RBSCF	-	Royal Bank of Scotland Commercial Funding

WBCMT	-	Wachovia Bank Commercial Mortgage Trust

WFCM	-	Wells Fargo Commercial Mortgage Trust

BRL	-	Brazilian Real

CNH	-	Yuan Offshore Renminbi

DOP	-	Dominican Peso

EUR	-	Euro

GBP	-	British Pound Sterling

GEL	-	Georgian Lari

INR	-	Indian Rupee

JOD	-	Jordanian Dinar

KRW	-	South Korean Won

LKR	-	Sri Lankan Rupee

MXN	-	Mexican Peso

MYR	-	Malaysian Ringgit

NGN	-	Nigerian Naira

NZD	-	New Zealand Dollar

PHP	-	Philippine Peso

RON	-	Romanian Leu

RSD	-	Serbian Dinar

RUB	-	Russian Ruble

TRY	-	New Turkish Lira

USD	-	United States Dollar

UYU	-	Uruguayan Peso

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Amount is less than 0.05%.

(3)	This Senior Loan will settle after January 31, 2013, at which time the interest rate will be determined.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3.

(5)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at January 31, 2013.

(7)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(8)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(9)	Weighted average fixed-rate coupon that changes/updates monthly.

(10)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At January 31, 2013, the aggregate value of these securities is $6,509,799 or 1.9% of the Fund’s net assets.

(11)	Adjustable rate mortgage security. Rate shown is the rate at January 31, 2013.

(12)	Variable rate security. The stated interest rate represents the rate in effect at January 31, 2013.

(13)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(14)	Represents a structured security whose market value and interest rate are linked to the performance of the underlying security.

(15)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At January 31, 2013, the aggregate value of these securities is $2,233,863 or 0.7% of the Fund’s net assets.
(16)	Non-income producing.

(17)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(18)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(19)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of January 31, 2013. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC for the fiscal year to date ended January 31, 2013 was $2,333.

Securities Sold Short — (4.9)%

Foreign Government Bonds — (4.9)%

Security	Principal Amount (000’s omitted)		Value
Belgium — (0.7)%
Belgium Kingdom Government Bond, 3.75%, 9/28/20	EUR	(1,550)	$(2,381,661)

Total Belgium			$(2,381,661)

France — (3.2)%
Government of France, 3.75%, 4/25/17	EUR	(2,580)	$(3,914,919)
Government of France, 3.75%, 10/25/19	EUR	(1,192)	(1,847,293)
Government of France, 4.00%, 10/25/38	EUR	(3,319)	(5,221,278)

Total France			$(10,983,490)

Germany — (0.3)%
Bundesrepublik Deutschland, 0.50%, 4/7/17	EUR	(800)	$(1,082,167)

Total Germany			$(1,082,167)

Supranational — (0.7)%
European Investment Bank, 3.625%, 1/15/21	EUR	(400)	$(616,507)
European Investment Bank, 4.25%, 4/15/19	EUR	(510)	(806,988)
European Investment Bank, 4.625%, 4/15/20	EUR	(500)	(815,515)

Total Supranational			$(2,239,010)

Total Foreign Government Bonds (proceeds $15,357,405)			$(16,686,328)

Total Securities Sold Short (proceeds $15,357,405)			$(16,686,328)

EUR	-	Euro

Basis for Consolidation

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EVG Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at January 31, 2013 were $10,075,893 or 3.0% of the Fund’s consolidated net assets. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary.

A summary of open financial instruments at January 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)
2/1/13	Hungarian Forint 444,200,000	Euro 1,497,387	JPMorgan Chase Bank	$(28,669)
2/12/13	Japanese Yen 212,844,000	United States Dollar 2,345,531	Goldman Sachs International	17,847
2/19/13	Australian Dollar 5,731,000	United States Dollar 6,023,166	Deutsche Bank	53,704
2/20/13	Euro 5,274,328	United States Dollar 6,803,494	Australia and New Zealand Banking Group Limited	(358,657)
2/20/13	Euro 7,123,307	United States Dollar 9,120,632	Bank of America	(552,297)
2/20/13	New Turkish Lira 690,000	United States Dollar 378,041	JPMorgan Chase Bank	(13,338)
2/22/13	New Taiwan Dollar 93,127,000	United States Dollar 3,217,267	Australia and New Zealand Banking Group Limited	64,865
2/25/13	New Taiwan Dollar 45,348,000	United States Dollar 1,568,864	Australia and New Zealand Banking Group Limited	33,939
2/25/13	New Taiwan Dollar 47,616,000	United States Dollar 1,647,498	Barclays Bank PLC	35,807
2/28/13	British Pound Sterling 152,572	United States Dollar 243,572	Goldman Sachs International	1,626
2/28/13	Euro 5,167,485	United States Dollar 6,667,632	Citibank NA	(349,758)
2/28/13	Euro 233,000	United States Dollar 312,063	Standard Chartered Bank	(4,349)
2/28/13	Mexican Peso 28,760,000	United States Dollar 2,263,286	BNP Paribas SA	6,678
3/4/13	Brazilian Real 6,764,600	United States Dollar 3,383,992	BNP Paribas SA	(2,711)
3/4/13	New Zealand Dollar 3,417,539	United States Dollar 2,800,332	BNP Paribas SA	(62,336)
3/6/13	Chilean Peso 1,347,636,710	United States Dollar 2,771,489	BNP Paribas SA	(74,415)
3/7/13	New Taiwan Dollar 63,571,000	United States Dollar 2,195,510	Barclays Bank PLC	43,958
3/8/13	New Taiwan Dollar 25,605,000	United States Dollar 885,435	Barclays Bank PLC	18,803
3/8/13	New Taiwan Dollar 26,885,000	United States Dollar 929,666	HSBC Bank USA	19,711

Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)
3/8/13	South African Rand 16,942,000	United States Dollar 1,946,506	Standard Bank	$60,697
3/8/13	South African Rand 16,488,886	United States Dollar 1,895,492	Standard Chartered Bank	60,119
3/8/13	Sri Lankan Rupee 33,690,000	United States Dollar 260,054	HSBC Bank USA	(4,375)
3/11/13	Euro 2,697,672	United States Dollar 3,525,858	Bank of America	(137,778)
3/11/13	Euro 6,653,000	United States Dollar 8,606,154	Goldman Sachs International	(429,104)
3/11/13	South African Rand 2,200,000	United States Dollar 248,630	Credit Suisse International	3,848
3/14/13	Euro 239,000	United States Dollar 312,643	Deutsche Bank	(11,942)
3/19/13	Euro 1,730,000	United States Dollar 2,278,695	Goldman Sachs International	(70,873)
3/28/13	British Pound Sterling 411,560	United States Dollar 663,157	Citibank NA	10,608
3/28/13	New Zealand Dollar 1,597,920	United States Dollar 1,332,665	Bank of America	(3,688)
3/28/13	New Zealand Dollar 10,906,236	United States Dollar 9,099,618	Goldman Sachs International	(21,352)
4/4/13	Euro 350,000	United States Dollar 467,980	Barclays Bank PLC	(7,408)
4/15/13	Hungarian Forint 229,200,000	Euro 763,542	JPMorgan Chase Bank	(17,426)
4/15/13	Hungarian Forint 177,720,546	Euro 597,019	Standard Chartered Bank	(6,758)
4/15/13	Japanese Yen 338,000,000	United States Dollar 3,835,679	Toronto-Dominion Bank	137,666
4/16/13	Philippine Peso 17,676,308	United States Dollar 438,020	Barclays Bank PLC	3,398
4/30/13	British Pound Sterling 655,634	United States Dollar 1,032,774	HSBC Bank USA	(6,593)

				$(1,590,553)

Purchases

Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)
2/1/13	Hungarian Forint 444,200,000	Euro 1,501,346	Credit Suisse International	$23,294
2/11/13	Swedish Krona 26,970,400	Euro 3,142,462	Credit Suisse International	(25,590)
2/14/13	Serbian Dinar 30,433,591	Euro 270,497	Deutsche Bank	2,915
2/19/13	Australian Dollar 1,900,000	United States Dollar 1,984,645	JPMorgan Chase Bank	(5,588)
2/19/13	Indian Rupee 34,176,000	United States Dollar 636,306	Bank of America	4,189

Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)
2/19/13	Indian Rupee 47,566,000	United States Dollar 885,773	Citibank NA	$5,665
2/19/13	South Korean Won 1,361,568,000	United States Dollar 1,262,933	Standard Chartered Bank	(13,216)
2/20/13	Euro 216,758	United States Dollar 289,853	Goldman Sachs International	4,489
2/20/13	New Turkish Lira 7,963,569	United States Dollar 4,452,155	Bank of America	64,906
2/20/13	Yuan Offshore Renminbi 13,031,000	United States Dollar 2,073,019	Bank of America	23,236
2/20/13	Yuan Offshore Renminbi 25,094,000	United States Dollar 3,991,403	Barclays Bank PLC	45,390
2/22/13	Malaysian Ringgit 13,714,000	United States Dollar 4,544,521	Nomura International PLC	(135,786)
2/22/13	New Taiwan Dollar 31,629,676	United States Dollar 1,067,849	Deutsche Bank	2,834
2/22/13	New Taiwan Dollar 67,430,000	United States Dollar 2,332,814	Standard Chartered Bank	(50,271)
2/22/13	New Taiwan Dollar 30,354,324	United States Dollar 1,025,484	Standard Chartered Bank	2,027
2/22/13	Singapore Dollar 2,686,000	United States Dollar 2,191,893	Deutsche Bank	(21,707)
2/22/13	Singapore Dollar 2,631,000	United States Dollar 2,146,835	Nomura International PLC	(21,087)
2/22/13	South Korean Won 528,663,000	United States Dollar 498,993	Barclays Bank PLC	(13,810)
2/22/13	South Korean Won 508,587,000	United States Dollar 480,057	Nomura International PLC	(13,299)
2/26/13	South Korean Won 1,037,182,000	United States Dollar 963,834	Bank of America	(12,090)
2/28/13	Mexican Peso 102,294,067	United States Dollar 7,841,751	Toronto-Dominion Bank	184,595
2/28/13	Yuan Renminbi 12,824,981	United States Dollar 2,041,024	JPMorgan Chase Bank	3,039
2/28/13	Yuan Renminbi 12,824,982	United States Dollar 2,040,375	Standard Chartered Bank	3,689
3/13/13	Hong Kong Dollar 50,198,000	United States Dollar 6,476,576	HSBC Bank USA	(3,046)
3/19/13	Mexican Peso 6,100,000	United States Dollar 474,788	BNP Paribas SA	2,923
3/22/13	Indian Rupee 60,761,000	United States Dollar 1,116,079	JPMorgan Chase Bank	16,095
3/22/13	Indian Rupee 73,197,000	United States Dollar 1,344,384	Nomura International PLC	19,512
3/22/13	Indian Rupee 60,249,000	United States Dollar 1,106,573	Standard Chartered Bank	16,061
3/28/13	Indian Rupee 24,100,000	United States Dollar 443,859	Citibank NA	4,748

Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)
3/28/13	Indian Rupee 25,800,000	United States Dollar 474,994	Deutsche Bank	$5,258
4/15/13	Indian Rupee 156,053,000	United States Dollar 2,811,234	Nomura International PLC	85,006
4/15/13	South Korean Won 2,986,630,000	United States Dollar 2,795,554	Bank of America	(61,445)
4/15/13	South Korean Won 2,633,570,000	United States Dollar 2,464,390	Nomura International PLC	(53,489)
4/17/13	Peruvian New Sol 5,000,000	United States Dollar 1,965,409	Toronto-Dominion Bank	(28,845)
4/30/13	Norwegian Krone 11,476,150	Euro 1,541,085	BNP Paribas SA	110
4/30/13	Norwegian Krone 11,476,150	Euro 1,541,043	Deutsche Bank	166
4/30/13	Peruvian New Sol 3,675,730	United States Dollar 1,436,393	Deutsche Bank	(13,172)
5/2/13	Peruvian New Sol 1,630,140	United States Dollar 637,895	Standard Chartered Bank	(6,744)
6/14/13	Russian Ruble 10,622,000	United States Dollar 336,699	Bank of America	10,023
6/14/13	Russian Ruble 10,178,000	United States Dollar 322,753	Citibank NA	9,476
9/16/13	Russian Ruble 15,431,000	United States Dollar 482,369	HSBC Bank USA	14,406
9/16/13	Russian Ruble 5,369,000	United States Dollar 167,860	JPMorgan Chase Bank	4,986
12/16/13	Russian Ruble 11,549,000	United States Dollar 356,506	Credit Suisse International	10,292
12/16/13	Russian Ruble 9,351,000	United States Dollar 288,856	Goldman Sachs International	8,133

				$98,278

Futures Contracts

Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
2/13	18 Gold	Short	$(3,083,743)	$(2,989,080)	$94,663
3/13	61 Euro-Bobl	Short	(10,532,964)	(10,409,553)	123,411
3/13	8 Euro-Bund	Short	(1,572,551)	(1,541,376)	31,175
3/13	2 Euro-Schatz	Short	(300,848)	(299,382)	1,466
3/13	4 Japan 10-Year Bond	Short	(6,331,237)	(6,311,990)	19,247
3/13	2 U.S. 10-Year Deliverable Interest Rate Swap	Short	(205,469)	(198,156)	7,313
4/13	14 Platinum	Long	1,138,367	1,172,780	34,413

					$311,688

Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Euro-Schatz: Short-term debt securities issued by the Federal Republic of Germany with a term to maturity of 1.75 to 2.25 years.

Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Bank of America	HUF	139,000	Pays	6-month HUF BUBOR	5.13%	12/21/16	$1,403
Bank of America	HUF	117,000	Pays	6-month HUF BUBOR	6.95	1/17/17	36,275
Bank of America	HUF	117,000	Receives	6-month HUF BUBOR	7.91	1/17/17	(54,789)
Bank of America	PLN	838	Pays	6-month PLN WIBOR	4.34	7/30/17	15,581
Bank of America	PLN	1,666	Pays	6-month PLN WIBOR	4.31	8/10/17	16,940
Bank of America	PLN	1,650	Pays	6-month PLN WIBOR	4.35	8/23/17	17,863
Bank of America	PLN	1,570	Pays	6-month PLN WIBOR	4.30	9/18/17	16,406
Bank of America	PLN	2,560	Pays	6-month PLN WIBOR	3.83	11/14/17	10,756
Bank of America	PLN	2,900	Receives	6-month PLN WIBOR	3.52	11/16/17	(2,363)
Barclays Bank PLC	PLN	1,934	Pays	6-month PLN WIBOR	4.32	8/2/17	19,739
Barclays Bank PLC	PLN	1,100	Pays	6-month PLN WIBOR	4.35	8/27/17	11,943
Barclays Bank PLC	PLN	2,900	Pays	6-month PLN WIBOR	3.81	11/16/17	11,380
Barclays Bank PLC	PLN	4,890	Pays	6-month PLN WIBOR	3.82	11/19/17	20,253
Barclays Bank PLC	PLN	2,800	Pays	6-month PLN WIBOR	3.80	11/20/17	10,585
BNP Paribas SA	PLN	2,147	Pays	6-month PLN WIBOR	4.25	8/7/17	19,757
BNP Paribas SA	PLN	400	Pays	6-month PLN WIBOR	3.85	11/13/17	1,770
Citibank NA	PLN	1,610	Pays	6-month PLN WIBOR	4.33	7/30/17	29,874
Citibank NA	PLN	1,206	Pays	6-month PLN WIBOR	4.31	8/2/17	12,219
Citibank NA	PLN	700	Pays	6-month PLN WIBOR	4.40	8/20/17	8,180
Citibank NA	PLN	900	Pays	6-month PLN WIBOR	3.81	11/13/17	3,516
Citibank NA	PLN	710	Pays	6-month PLN WIBOR	3.82	11/14/17	2,879
Citibank NA	PLN	2,130	Pays	6-month PLN WIBOR	3.82	11/19/17	8,525
Credit Suisse International	HUF	46,530	Pays	6-month HUF BUBOR	6.93	12/16/16	13,878
Credit Suisse International	HUF	46,530	Receives	6-month HUF BUBOR	7.32	12/16/16	(16,879)
Credit Suisse International	HUF	80,000	Pays	6-month HUF BUBOR	5.12	1/16/17	665
Credit Suisse International	HUF	80,000	Receives	6-month HUF BUBOR	7.63	1/16/17	(33,769)
Credit Suisse International	HUF	67,000	Pays	6-month HUF BUBOR	5.87	1/20/17	8,840
Credit Suisse International	HUF	67,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(29,610)
Credit Suisse International	PLN	890	Pays	6-month PLN WIBOR	4.40	8/20/17	10,401
Credit Suisse International	USD	184	Receives	3-month USD-LIBOR-BBA	1.81	10/23/22	2,541
Credit Suisse International	USD	276	Receives	3-month USD-LIBOR-BBA	1.75	11/6/22	5,776
Deutsche Bank	HUF	69,250	Pays	6-month HUF BUBOR	7.01	1/19/17	22,143
Deutsche Bank	HUF	69,250	Receives	6-month HUF BUBOR	7.98	1/19/17	(33,258)
Deutsche Bank	PLN	952	Pays	6-month PLN WIBOR	4.34	7/30/17	17,770
Deutsche Bank	PLN	3,380	Pays	6-month PLN WIBOR	4.36	8/1/17	36,563
Deutsche Bank	PLN	1,790	Pays	6-month PLN WIBOR	4.28	8/6/17	17,261
Deutsche Bank	PLN	1,183	Pays	6-month PLN WIBOR	4.24	8/7/17	10,798
Deutsche Bank	PLN	990	Pays	6-month PLN WIBOR	4.33	8/17/17	10,324
Deutsche Bank	PLN	550	Pays	6-month PLN WIBOR	3.79	11/16/17	1,996
JPMorgan Chase Bank	HUF	173,000	Pays	6-month HUF BUBOR	6.93	12/19/16	51,635
JPMorgan Chase Bank	HUF	173,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(61,077)
JPMorgan Chase Bank	HUF	103,000	Pays	6-month HUF BUBOR	6.94	12/20/16	30,915

Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank	HUF	103,000	Receives	6-month HUF BUBOR	7.34%	12/20/16	$(37,766)
JPMorgan Chase Bank	HUF	139,000	Receives	6-month HUF BUBOR	7.36	12/21/16	(52,243)
JPMorgan Chase Bank	HUF	80,000	Pays	6-month HUF BUBOR	6.99	12/22/16	25,281
JPMorgan Chase Bank	HUF	80,000	Receives	6-month HUF BUBOR	7.30	12/22/16	(29,232)
JPMorgan Chase Bank	HUF	78,000	Pays	6-month HUF BUBOR	5.10	12/27/16	436
JPMorgan Chase Bank	HUF	78,000	Receives	6-month HUF BUBOR	7.37	12/27/16	(29,431)
JPMorgan Chase Bank	HUF	82,000	Pays	6-month HUF BUBOR	5.09	1/20/17	308
JPMorgan Chase Bank	HUF	82,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(36,222)
JPMorgan Chase Bank	MXN	965,600	Receives	Mexico Interbank TIIE 28 Day	4.69	1/28/14	(30,615)
JPMorgan Chase Bank	PLN	770	Pays	6-month PLN WIBOR	4.33	8/17/17	8,030
Morgan Stanley & Co. International PLC	HUF	72,000	Pays	6-month HUF BUBOR	6.94	12/19/16	21,549
Morgan Stanley & Co. International PLC	HUF	72,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(25,419)

							$100,281

HUF	-	Hungarian Forint

MXN	-	Mexican Peso

PLN	-	Polish Zloty

USD	-	United States Dollar

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Argentina	Bank of America	$738	5.00	%(1)	6/20/13	43.10%	$(92,869)	$(790)	$(93,659)
Argentina	Bank of America	833	5.00	(1)	6/20/13	43.10	(104,811)	(2,033)	(106,844)
Argentina	Credit Suisse International	442	5.00	(1)	6/20/13	43.10	(55,620)	(1,114)	(56,734)
Argentina	Deutsche Bank	172	5.00	(1)	6/20/13	43.10	(21,644)	(403)	(22,047)
Argentina	Deutsche Bank	279	5.00	(1)	6/20/13	43.10	(35,134)	(703)	(35,837)
Argentina	Deutsche Bank	442	5.00	(1)	6/20/13	43.10	(55,557)	(1,512)	(57,069)
South Africa	Bank of America	200	1.00	(1)	12/20/15	1.16	(670)	930	260
South Africa	Bank of America	55	1.00	(1)	12/20/15	1.16	(184)	268	84
South Africa	Bank of America	550	1.00	(1)	9/20/17	1.61	(14,306)	8,713	(5,593)
South Africa	Bank of America	480	1.00	(1)	9/20/17	1.61	(12,485)	6,778	(5,707)
South Africa	Bank of America	1,320	1.00	(1)	9/20/17	1.61	(34,334)	15,744	(18,590)
South Africa	Barclays Bank PLC	145	1.00	(1)	12/20/15	1.16	(485)	791	306
South Africa	Barclays Bank PLC	80	1.00	(1)	12/20/15	1.16	(268)	433	165
South Africa	Barclays Bank PLC	640	1.00	(1)	9/20/17	1.61	(16,647)	15,082	(1,565)
South Africa	BNP Paribas SA	800	1.00	(1)	9/20/17	1.61	(20,808)	22,607	1,799
South Africa	BNP Paribas SA	1,060	1.00	(1)	9/20/17	1.61	(27,571)	25,887	(1,684)
South Africa	BNP Paribas SA	620	1.00	(1)	9/20/17	1.61	(16,127)	12,811	(3,316)
South Africa	Citibank NA	400	1.00	(1)	6/20/17	1.55	(8,771)	11,685	2,914
South Africa	Credit Suisse International	200	1.00	(1)	12/20/15	1.16	(670)	1,093	423

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	Credit Suisse International	$85	1.00	%(1)	12/20/15	1.16%	$(285)	$506	$221
South Africa	Deutsche Bank	155	1.00	(1)	12/20/15	1.16	(519)	846	327
South Africa	Deutsche Bank	440	1.00	(1)	9/20/17	1.61	(11,445)	14,848	3,403
South Africa	Deutsche Bank	800	1.00	(1)	9/20/17	1.61	(20,808)	18,852	(1,956)
South Africa	Goldman Sachs International	205	1.00	(1)	12/20/15	1.16	(686)	1,174	488
South Africa	Goldman Sachs International	90	1.00	(1)	12/20/15	1.16	(301)	535	234
South Africa	Goldman Sachs International	280	1.00	(1)	9/20/17	1.61	(7,283)	8,976	1,693
South Africa	HSBC Bank USA	800	1.00	(1)	9/20/17	1.61	(20,808)	25,988	5,180
South Africa	HSBC Bank USA	854	1.00	(1)	9/20/17	1.61	(22,213)	20,125	(2,088)
South Africa	HSBC Bank USA	200	1.00	(1)	12/20/17	1.67	(5,998)	4,813	(1,185)
South Africa	HSBC Bank USA	320	1.00	(1)	12/20/17	1.67	(9,596)	6,688	(2,908)
South Africa	JPMorgan Chase Bank	800	1.00	(1)	9/20/17	1.61	(20,809)	21,927	1,118
South Africa	Morgan Stanley & Co. International PLC	600	1.00	(1)	6/20/17	1.55	(13,156)	17,286	4,130
South Africa	Morgan Stanley & Co. International PLC	800	1.00	(1)	9/20/17	1.61	(20,808)	21,586	778
South Africa	Nomura International PLC	700	1.00	(1)	9/20/17	1.61	(18,207)	12,668	(5,539)
South Africa	Nomura International PLC	361	1.00	(1)	12/20/17	1.67	(10,826)	8,523	(2,303)
Turkey	Bank of America	4,700	1.00	(1)	12/20/17	1.31	(62,554)	108,981	46,427
Markit CDX North America High Yield Index	Citibank NA	1,040	5.00	(1)	12/20/17	4.46	29,839	607	30,446
Markit CDX North America High Yield Index	Deutsche Bank	1,000	5.00	(1)	12/20/17	4.46	28,691	27,253	55,944
Markit CDX North America High Yield Index	Deutsche Bank	1,160	5.00	(1)	12/20/17	4.46	33,282	1,354	34,636
Markit CDX North America High Yield Index	JPMorgan Chase Bank	850	5.00	(1)	12/20/17	4.46	24,387	1,985	26,372

Total		$25,696					$(649,064)	$441,788	$(207,276)

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Austria	Barclays Bank PLC	$2,200	0.44%		12/20/13	$(7,875)	$—	$(7,875)
Austria	Barclays Bank PLC	1,000	1.42		3/20/14	(16,736)	—	(16,736)
Brazil	Bank of America	1,000	1.00	(1)	6/20/20	27,854	(27,070)	784
Brazil	Bank of America	625	1.00	(1)	6/20/20	17,409	(21,348)	(3,939)
Brazil	Bank of America	300	1.00	(1)	12/20/20	9,520	(8,621)	899
Brazil	Bank of America	100	1.00	(1)	12/20/20	3,173	(2,749)	424
Brazil	Bank of America	80	1.00	(1)	12/20/20	2,538	(2,350)	188
Brazil	Barclays Bank PLC	2,300	1.65		9/20/19	(54,498)	—	(54,498)
Brazil	Barclays Bank PLC	630	1.00	(1)	12/20/20	19,992	(18,941)	1,051

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Brazil	Citibank NA	$100	1.00	%(1)	12/20/20	$3,173	$(2,781)	$392
Brazil	Credit Suisse International	775	1.00	(1)	6/20/20	21,588	(31,281)	(9,693)
Brazil	Deutsche Bank	170	1.00	(1)	12/20/20	5,394	(5,274)	120
Brazil	HSBC Bank USA	775	1.00	(1)	6/20/20	21,588	(29,976)	(8,388)
Brazil	HSBC Bank USA	130	1.00	(1)	12/20/20	4,125	(3,616)	509
Brazil	Standard Chartered Bank	130	1.00	(1)	12/20/20	4,125	(3,616)	509
China	Bank of America	500	1.00	(1)	3/20/17	(10,235)	(12,335)	(22,570)
China	Barclays Bank PLC	863	1.00	(1)	3/20/17	(17,666)	(19,375)	(37,041)
China	Deutsche Bank	316	1.00	(1)	3/20/17	(6,469)	(6,742)	(13,211)
China	Deutsche Bank	369	1.00	(1)	3/20/17	(7,554)	(7,873)	(15,427)
Colombia	Bank of America	410	1.00	(1)	9/20/21	8,643	(15,896)	(7,253)
Colombia	Citibank NA	300	1.00	(1)	6/20/22	7,718	(22,271)	(14,553)
Colombia	Deutsche Bank	600	1.00	(1)	6/20/22	15,435	(37,440)	(22,005)
Colombia	Goldman Sachs International	840	1.00	(1)	6/20/17	(6,934)	(24,172)	(31,106)
Colombia	Goldman Sachs International	310	1.00	(1)	9/20/21	6,535	(11,808)	(5,273)
Colombia	Goldman Sachs International	300	1.00	(1)	6/20/22	7,718	(22,271)	(14,553)
Colombia	HSBC Bank USA	460	1.00	(1)	6/20/17	(3,797)	(13,422)	(17,219)
Colombia	HSBC Bank USA	900	1.00	(1)	9/20/21	18,971	(33,513)	(14,542)
Colombia	Morgan Stanley & Co. International PLC	460	1.00	(1)	9/20/21	9,697	(17,835)	(8,138)
Colombia	Morgan Stanley & Co. International PLC	300	1.00	(1)	6/20/22	7,718	(18,222)	(10,504)
Croatia	BNP Paribas SA	870	1.00	(1)	12/20/17	65,857	(57,226)	8,631
Croatia	Citibank NA	1,500	1.00	(1)	12/20/17	113,546	(97,485)	16,061
Egypt	Bank of America	1,400	1.00	(1)	9/20/15	128,546	(35,293)	93,253
Egypt	Citibank NA	300	1.00	(1)	6/20/20	74,886	(24,555)	50,331
Egypt	Deutsche Bank	350	1.00	(1)	6/20/20	87,368	(28,784)	58,584
Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	74,886	(21,833)	53,053
Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	74,886	(24,705)	50,181
Guatemala	Citibank NA	1,286	1.00	(1)	9/20/20	94,862	(75,389)	19,473
Hungary	Barclays Bank PLC	400	1.00	(1)	3/20/17	26,498	(59,513)	(33,015)
Hungary	Deutsche Bank	300	1.00	(1)	3/20/17	19,873	(44,277)	(24,404)
Hungary	Goldman Sachs International	600	1.00	(1)	3/20/17	39,747	(88,230)	(48,483)
Lebanon	Barclays Bank PLC	500	1.00	(1)	12/20/14	16,216	(14,489)	1,727
Lebanon	Barclays Bank PLC	300	1.00	(1)	3/20/15	11,723	(9,021)	2,702
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	3,908	(3,061)	847
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	3,908	(3,501)	407
Lebanon	Citibank NA	1,200	3.30		9/20/14	(26,972)	—	(26,972)
Lebanon	Citibank NA	1,000	1.00	(1)	12/20/14	32,432	(29,415)	3,017
Lebanon	Citibank NA	500	1.00	(1)	12/20/14	16,216	(14,489)	1,727
Lebanon	Citibank NA	350	1.00	(1)	12/20/14	11,352	(9,939)	1,413
Lebanon	Citibank NA	300	1.00	(1)	3/20/15	11,723	(8,036)	3,687
Lebanon	Credit Suisse International	800	1.00	(1)	3/20/15	31,262	(24,042)	7,220
Lebanon	Credit Suisse International	200	1.00	(1)	3/20/15	7,816	(6,046)	1,770
Lebanon	Credit Suisse International	100	1.00	(1)	6/20/15	4,794	(3,147)	1,647
Lebanon	Deutsche Bank	200	1.00	(1)	3/20/15	7,816	(5,581)	2,235
Lebanon	Deutsche Bank	100	1.00	(1)	6/20/15	4,794	(3,147)	1,647
Lebanon	HSBC Bank USA	1,250	1.00	(1)	12/20/17	170,519	(173,903)	(3,384)
Mexico	Bank of America	400	1.00	(1)	6/20/22	10,297	(24,298)	(14,001)
Mexico	Bank of America	670	1.00	(1)	6/20/22	17,247	(46,242)	(28,995)
Mexico	Deutsche Bank	400	1.00	(1)	6/20/22	10,297	(25,560)	(15,263)
Mexico	Deutsche Bank	540	1.00	(1)	6/20/22	13,900	(39,849)	(25,949)
Philippines	Barclays Bank PLC	1,100	1.85		12/20/14	(33,477)	—	(33,477)
Philippines	Barclays Bank PLC	655	1.00	(1)	3/20/15	(9,376)	(8,106)	(17,482)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Philippines	Citibank NA	$800	1.84%		12/20/14	$(24,186)	$—	$(24,186)
Philippines	JPMorgan Chase Bank	656	1.00	(1)	3/20/15	(9,390)	(8,118)	(17,508)
Russia	Bank of America	430	1.00	(1)	9/20/17	6,561	(14,940)	(8,379)
Russia	Bank of America	1,420	1.00	(1)	9/20/17	21,664	(69,939)	(48,275)
Russia	Barclays Bank PLC	500	1.00	(1)	9/20/17	7,629	(26,252)	(18,623)
Russia	Citibank NA	510	1.00	(1)	9/20/17	7,781	(16,439)	(8,658)
Russia	Credit Suisse International	800	1.00	(1)	9/20/17	12,205	(39,727)	(27,522)
Russia	Deutsche Bank	200	1.00	(1)	9/20/17	3,052	(10,501)	(7,449)
Russia	JPMorgan Chase Bank	500	1.00	(1)	9/20/17	7,629	(16,122)	(8,493)
Russia	Morgan Stanley & Co. International PLC	340	1.00	(1)	9/20/17	5,188	(11,248)	(6,060)
South Africa	Bank of America	1,200	1.00	(1)	12/20/19	74,707	(38,311)	36,396
South Africa	Bank of America	200	1.00	(1)	12/20/20	15,518	(6,074)	9,444
South Africa	Bank of America	55	1.00	(1)	12/20/20	4,267	(1,832)	2,435
South Africa	Bank of America	1,320	1.00	(1)	9/20/22	134,675	(90,092)	44,583
South Africa	Bank of America	480	1.00	(1)	9/20/22	48,972	(34,641)	14,331
South Africa	Bank of America	550	1.00	(1)	9/20/22	56,115	(41,573)	14,542
South Africa	Barclays Bank PLC	1,200	1.00	(1)	12/20/19	74,707	(44,286)	30,421
South Africa	Barclays Bank PLC	500	1.00	(1)	3/20/20	33,007	(14,247)	18,760
South Africa	Barclays Bank PLC	145	1.00	(1)	12/20/20	11,250	(4,387)	6,863
South Africa	Barclays Bank PLC	80	1.00	(1)	12/20/20	6,208	(2,566)	3,642
South Africa	Barclays Bank PLC	550	1.00	(1)	9/20/22	56,115	(44,911)	11,204
South Africa	BNP Paribas SA	620	1.00	(1)	9/20/22	63,256	(51,201)	12,055
South Africa	BNP Paribas SA	550	1.00	(1)	9/20/22	56,115	(46,144)	9,971
South Africa	Citibank NA	655	1.00	(1)	12/20/19	40,777	(27,483)	13,294
South Africa	Citibank NA	400	1.00	(1)	3/20/20	26,406	(18,360)	8,046
South Africa	Citibank NA	200	1.00	(1)	3/20/20	13,202	(8,894)	4,308
South Africa	Credit Suisse International	400	1.00	(1)	3/20/20	26,405	(12,499)	13,906
South Africa	Credit Suisse International	200	1.00	(1)	3/20/20	13,202	(7,603)	5,599
South Africa	Credit Suisse International	200	1.00	(1)	12/20/20	15,518	(6,458)	9,060
South Africa	Credit Suisse International	85	1.00	(1)	12/20/20	6,595	(2,884)	3,711
South Africa	Deutsche Bank	155	1.00	(1)	12/20/20	12,026	(4,887)	7,139
South Africa	Deutsche Bank	440	1.00	(1)	9/20/22	44,891	(41,766)	3,125
South Africa	Goldman Sachs International	205	1.00	(1)	12/20/20	15,906	(6,595)	9,311
South Africa	Goldman Sachs International	90	1.00	(1)	12/20/20	6,983	(2,942)	4,041
South Africa	Goldman Sachs International	280	1.00	(1)	9/20/22	28,568	(25,758)	2,810
South Africa	HSBC Bank USA	320	1.00	(1)	12/20/22	33,677	(27,990)	5,687
South Africa	HSBC Bank USA	200	1.00	(1)	12/20/22	21,048	(18,435)	2,613
South Africa	JPMorgan Chase Bank	600	1.00	(1)	12/20/19	37,353	(26,252)	11,101
South Africa	JPMorgan Chase Bank	310	1.00	(1)	12/20/19	19,299	(16,278)	3,021
South Africa	JPMorgan Chase Bank	400	1.00	(1)	3/20/20	26,405	(12,719)	13,686
South Africa	JPMorgan Chase Bank	300	1.00	(1)	3/20/20	19,804	(9,210)	10,594
South Africa	JPMorgan Chase Bank	200	1.00	(1)	3/20/20	13,202	(8,788)	4,414
South Africa	Nomura International PLC	700	1.00	(1)	9/20/22	71,419	(56,710)	14,709
South Africa	Nomura International PLC	361	1.00	(1)	12/20/22	37,992	(34,101)	3,891
Spain	Barclays Bank PLC	300	1.00	(1)	3/20/20	34,044	(2,568)	31,476
Spain	Barclays Bank PLC	1,080	1.00	(1)	12/20/20	134,013	(88,296)	45,717
Spain	Citibank NA	1,200	1.00	(1)	3/20/20	136,178	(48,310)	87,868
Spain	Citibank NA	800	1.00	(1)	3/20/20	90,785	(15,639)	75,146

Reference Entity	Counterparty	Notional Amount (000’s omitted)		Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Spain	Deutsche Bank		$1,200	1.00	%(1)	3/20/20	$136,178	$(48,310)	$87,868
Spain	Deutsche Bank		500	1.00	(1)	3/20/20	56,741	(9,230)	47,511
Spain	Deutsche Bank		500	1.00	(1)	6/20/20	58,554	(26,147)	32,407
Spain	Deutsche Bank		845	1.00	(1)	12/20/20	104,852	(69,083)	35,769
Thailand	Barclays Bank PLC		1,900	0.97		9/20/19	22,611	—	22,611
Thailand	Citibank NA		1,600	0.86		12/20/14	(17,196)	—	(17,196)
Thailand	Citibank NA		900	0.95		9/20/19	11,852	—	11,852
Thailand	JPMorgan Chase Bank		800	0.87		12/20/14	(8,759)	—	(8,759)
Tunisia	Barclays Bank PLC		350	1.00	(1)	9/20/17	33,050	(29,806)	3,244
Tunisia	Citibank NA		360	1.00	(1)	9/20/17	33,994	(32,128)	1,866
Tunisia	Deutsche Bank		500	1.00	(1)	6/20/17	44,324	(34,694)	9,630
Tunisia	Goldman Sachs International		300	1.00	(1)	9/20/17	28,687	(22,552)	6,135
Tunisia	Nomura International PLC		400	1.00	(1)	12/20/17	40,017	(39,976)	41
Uruguay	Citibank NA		300	1.00	(1)	6/20/20	10,834	(16,903)	(6,069)
Uruguay	Deutsche Bank		600	1.00	(1)	6/20/20	21,667	(33,013)	(11,346)
iTraxx Europe Senior Financials 5-Year Index	Barclays Bank PLC	EUR	1,260	1.00	(1)	12/20/17	33,333	(64,662)	(31,329)
iTraxx Europe Subordinated Financials 5-Year Index	Barclays Bank PLC	EUR	840	5.00	(1)	12/20/17	(136,175)	83,766	(52,409)

							$3,281,807	$(2,937,674)	$344,133

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At January 31, 2013, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $25,696,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR	-	Euro

Total Return Swaps

Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Net Unrealized Appreciation
Citibank NA	Total return on GTQ 2,350,000 Banco de Guatemala, 0%, due 12/3/13	3-month USD-LIBOR-BBA+50 bp on $290,020 (Notional Amount) plus Notional Amount at termination date	12/5/13	$407

GTQ	-	Guatemalan Quetzal

Cross-Currency Swaps
Counterparty	Notional Amount on Fixed Rate (Currency Received) (000’s omitted)		Notional Amount on Floating Rate (Currency Delivered) (000’s omitted)	Floating Rate	Fixed Rate	Termination Date	Net Unrealized Depreciation
Citibank NA	TRY	1,163	$729	3-month USD- LIBOR-BBA	8.23%	2/25/21	$(82,849)
Credit Suisse International	TRY	512	288	3-month USD- LIBOR-BBA	6.90	8/18/21	(31,811)
Deutsche Bank	TRY	4,266	2,680	3-month USD- LIBOR-BBA	8.20	2/24/21	(292,231)
Deutsche Bank	TRY	679	381	3-month USD- LIBOR-BBA	7.00	8/18/21	(45,118)

							$(452,009)

TRY	-	New Turkish Lira

The Fund pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written options activity for the fiscal year to date ended January 31, 2013 was as follows:

	Principal Amount of Contracts (000’s omitted)		Principal Amount of Contracts (000’s omitted)		Premiums Received
Outstanding, beginning of period	INR	975,700	KRW	—	$629,303
Options written		—		9,433,760	117,063

Outstanding, end of period	INR	975,700	KRW	9,433,760	$746,366

INR	-	Indian Rupee

KRW	-	South Korean Won

At January 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Commodity Risk: The Fund invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk: The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts, options on currencies, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies. It also enters into forward foreign currency exchange contracts to hedge the currency risks of investments it anticipates purchasing.

Interest Rate Risk: The Fund utilizes various interest rate derivatives including futures, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at January 31, 2013 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative	Liability Derivative
Commodity	Futures Contracts*	$129,076	$—
Commodity	Options Purchased	77,190	—

		$206,266	$—

Credit	Credit Default Swaps	$3,795,301	$(1,162,558)

		$3,795,301	$(1,162,558)

Foreign Exchange	Currency Options Purchased	$646,209	$—
Foreign Exchange	Currency Options Written	—	(424,746)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,150,737	(2,643,012)
Foreign Exchange	Total Return Swaps	407	—

		$1,797,353	$(3,067,758)

Interest Rate	Cross-Currency Swaps	$—	$(452,009)
Interest Rate	Futures Contracts*	182,612	—
Interest Rate	Interest Rate Swaps	572,954	(472,673)

		$755,566	$(924,682)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above.

The cost and unrealized appreciation (depreciation) of investments of the Fund at January 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$437,310,567

Gross unrealized appreciation	$18,087,647
Gross unrealized depreciation	(2,919,731)

Net unrealized appreciation	$15,167,916

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At January 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total
Senior Floating-Rate Interests	$—	$159,690,145	$401,225	$160,091,370
Collateralized Mortgage Obligations	—	47,233,960	—	47,233,960
Commercial Mortgage-Backed Securities	—	7,972,110	—	7,972,110

Asset Description	Level 1	Level 2	Level 3*	Total
Mortgage Pass-Throughs	$—	$110,190,956	$—	$110,190,956
Asset-Backed Securities	—	501,801	—	501,801
Corporate Bonds & Notes	—	2,621,206	—	2,621,206
Foreign Corporate Bonds & Notes	—	2,615,138	—	2,615,138
Foreign Government Bonds	—	57,388,203	—	57,388,203
Common Stocks	—	1,479,348	1,369,763	2,849,111
Precious Metals	3,969,519	—	—	3,969,519
Currency Call Options Purchased	—	531,365	—	531,365
Currency Put Options Purchased	—	114,844	—	114,844
Put Options Purchased	77,190	—	—	77,190
Short-Term Investments -
Foreign Government Securities	—	26,711,761	—	26,711,761
U.S. Treasury Obligations	—	6,685,966	—	6,685,966
Repurchase Agreements	—	17,055,242	—	17,055,242
Other	—	5,868,741	—	5,868,741
Total Investments	$4,046,709	$446,660,786	$1,770,988	$452,478,483
Forward Foreign Currency Exchange Contracts	$—	$1,150,737	$—	$1,150,737
Futures Contracts	311,688	—	—	311,688
Swap Contracts	—	4,368,662	—	4,368,662
Total	$4,358,397	$452,180,185	$1,770,988	$458,309,570

Liability Description
Currency Call Options Written	$—	$(306,160)	$—	$(306,160)
Currency Put Options Written	—	(118,586)	—	(118,586)
Securities Sold Short	—	(16,686,328)	—	(16,686,328)
Forward Foreign Currency Exchange Contracts	—	(2,643,012)	—	(2,643,012)
Swap Contracts	—	(2,087,240)	—	(2,087,240)
Total	$—	$(21,841,326)	$—	$(21,841,326)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the fiscal year to date ended January 31, 2013 is not presented.

At January 31, 2013, there were no investments transferred between Level 1 and Level 2 during the fiscal year to date then ended.

Total return swaps are valued by obtaining the value of the underlying index or instrument and reference interest rate from a third party pricing service.

In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

For additional information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.

Item 2. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant on this Form N-Q has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant on this Form N-Q has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the fiscal quarter for which the report is being filed that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	March 25, 2013

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	March 25, 2013